UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08416

Touchstone Variable Series Trust

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

Jill T. McGruder

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

December 31, 2018

Annual Report

Touchstone Variable Series Trust

Touchstone Active Bond Fund

Touchstone Balanced Fund

Touchstone Bond Fund

Touchstone Common Stock Fund

Touchstone Focused Fund

Touchstone Large Cap Core Equity Fund

Touchstone Small Company Fund

Touchstone Aggressive ETF Fund

Touchstone Conservative ETF Fund

Touchstone Moderate ETF Fund

IMPORTANT NOTE: Effective January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of a Fund’s annual or semi-annual shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and the insurance company will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Table of Contents

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4 - 29
Tabular Presentation of Portfolios of Investments (Unaudited)	30 - 32
Portfolio of Investments:
Touchstone Active Bond Fund	33
Touchstone Balanced Fund	39
Touchstone Bond Fund	43
Touchstone Common Stock Fund	48
Touchstone Focused Fund	50
Touchstone Large Cap Core Equity Fund	52
Touchstone Small Company Fund	53
Touchstone Aggressive ETF Fund	55
Touchstone Conservative ETF Fund	56
Touchstone Moderate ETF Fund	57
Statements of Assets and Liabilities	58 - 59
Statements of Operations	60 - 61
Statements of Changes in Net Assets	62 - 65
Financial Highlights	66 - 70
Notes to Financial Statements	71 - 85
Report of Independent Registered Public Accounting Firm	86 - 87
Other Items (Unaudited)	88 - 96
Management of the Trust (Unaudited)	97 - 99
Privacy Protection Policy	103

This report identifies the Funds' investments on December 31, 2018. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Variable Series Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the 12 months ended December 31, 2018.

The “synchronized global expansion” that characterized 2017 decoupled in 2018 amid the imposition of tariffs by the U.S. and China, followed by threats of yet more. U.S. economic data was generally strong. Toward year-end, however, some indicators – including home and auto sales and consumer confidence – suggested a slowdown was emerging. Decelerating growth in major economies outside the U.S. became more evident, though none entered recessionary territory. Healthy domestic economic conditions encouraged the U.S. Federal Reserve Board (Fed) to continue normalizing monetary policy with four interest rate increases, yet it also signaled a more patient approach going forward in light of declining inflation expectations. Rising U.S. interest rates, a strong labor market and relatively robust economic conditions attracted global investors to U.S. stocks and bonds and strengthened the U.S. dollar. The Bank of Japan and European Central Bank (ECB) maintained accommodative monetary policies. Hopes of normalizing their respective monetary policies in order to restock their recession-fighting tool-kits faded after mid-year amid weaker growth. The ECB did however fulfill its promise to end its quantitative easing program.

Global macroeconomic concerns led to declines across all broad U.S. and non-U.S. equity indexes. In the U.S., growth-oriented stocks led U.S. equity markets over their value-oriented counterparts, while large capitalization stocks outperformed small- and mid-capitalization stocks. Outside the U.S., emerging market and developed market equities posted double-digit declines. Those declines were compounded for domestic investors in non-U.S. equities due to the U.S. dollar’s strengthening versus most major foreign currencies.

Rising interest rates and widening credit spreads buffeted the fixed income market. The Fed’s rate hikes pushed short-term rates higher over the year, outpacing rising rates on longer maturities. The result was a significantly flatter yield curve, reaching its flattest level since 2007. This gave rise to fears throughout the year of a yield curve inversion1, which historically has been a leading indicator of recessions. While the U.S. Treasury yield curve did not invert, it did finish the year above where it started, creating a headwind for longer maturity bonds. Economic concerns also led to credit spread widening during the year, resulting in negative returns for both investment grade and high yield bonds.

The new year provides a natural point to assess the recent past and consider the future. From a financial perspective, it has been yet another period of challenged returns across many asset classes. This presents a particularly timely juncture to assess your current financial situation and, with the help of your financial advisor, weigh your plans for the year — as well as for the years ahead.

We greatly value your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely.

Jill T. McGruder

President

Touchstone Variable Series Trust

1A yield curve inversion is defined as when the yield on a 2-year Treasury Bill exceeds the yield on a 10-year Treasury Bond.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Active Bond Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Active Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. In deciding what securities to buy and sell for the Fund, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed by focusing on maximizing total return and reducing volatility of the Fund’s portfolio. A disciplined sector allocation process is followed in order to build a broadly diversified portfolio of bonds.

Fund Performance

The Touchstone Active Bond Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ended December 31, 2018. The Fund’s total return was -1.62 percent, while the total return of the benchmark was 0.01 percent.

Market Environment

Risk assets continued their brisk pace higher to start 2018 following a strong 2017. However, volatility returned which reflected concerns about inflation and rising interest rates, as well as uncertainty about global trade.

During the year, the U.S. Federal Reserve Board (Fed) increased the federal funds rate a total of four times. Interest rates were driven by concerns about future growth in the U.S., slowing growth outside of the U.S. and continued uncertainty related to trade policies. The effects of the Fed’s rate increases, combined with the sharp decline in long-term rates, led to further flattening of the yield curve and an inversion in certain parts of the curve, mainly in short-term maturities.

Market expectations of additional Fed rate hikes decreased during the fourth quarter, as broad financial conditions reached their tightest levels of the year. Driving these financial conditions were the increased federal funds rate, a stronger U.S. dollar, widening credit spreads and the sharp retreat in equities. Global central bank policies were also less accommodative.

While underlying growth of the U.S. economy began to show signs of further deceleration toward the end of the year, it still remained near trend at approximately 2.0 to 2.5 percent. The strength of the economy was buoyed by the resiliency of labor markets and, as effects from fiscal policy and tax legislation began to fade, it was the most important factor for sustaining the current growth rate. During the period, labor markets were consistently strong in terms of jobs added month to month. Wage growth was also strong and began to show signs of acceleration. Core inflation readings were in line with the Fed’s 2 percent target and were expected to hover around 2 percent in the near term as data indicated solid, but not accelerating inflation.

Within the index, Investment Grade Corporate Bonds, Mortgage-Backed Securities (MBS), Asset-Backed Securities (ABS) and Commercial Mortgage-Backed Securities (CMBS) all underperformed U.S. Treasuries during the period. High Yield bonds also underperformed for the year.

Portfolio Review

The main detractors from Fund performance during the 12-month period were an overweight to Investment Grade bonds and interest rate management, specifically duration positioning and an allocation to Treasury Inflation Protected Securities (TIPS). The Fund’s allocation to U.S. dollar-denominated Emerging Markets bonds also detracted over the period, while security selection was strong within Securitized Assets, particularly ABS. This helped offset some of the losses incurred from the Fund’s allocation to Emerging Markets. The Fund

Management's Discussion of Fund Performance (Unaudited) (Continued)

maintained a modest allocation to U.S. dollar-denominated Emerging Markets bonds during the period as the additional yield relative to Investment Grade Corporate and High Yield bonds remained attractive.

Outlook

Looking ahead, we believe risk assets offer the greatest potential to the Fund, driven by U.S. economic growth, steady inflation, amicable resolutions to trade disputes, and accommodative central bank policies both domestically and abroad. Due to tightening financial conditions, increased market volatility and increases in the federal funds rate, we believe current market conditions could become headwinds to the Fund in 2019. Valuations have adjusted to tighter borrowing costs, the slowdown in global growth and the uncertainty around trade issues. As a result, we believe the potential upside for price appreciation is limited. We have taken advantage of opportunities among securitized assets when possible, where we believe attractive risk/reward profiles can be found in the ABS and Non-Agency MBS sectors. We like these sectors’ close connections to consumer spending, which continues to be healthy.

We believe global central banks need to maintain accommodative policies in order to support ongoing expansion abroad. Rate hikes by the Fed will further tighten financial conditions, which may negatively impact the Fund’s overweight position to risk assets. Further escalation of trade disputes, specifically between the U.S. and China, may also adversely impact risk assets.

We believe current interest rates fully reflect the uncertainty surrounding the economic outlook which has seemed to embrace growth deceleration and a less active Federal Open Market Committee. There is little downside for rates at these levels unless actual economic weakness materializes. As a result, in the near term, the Fund is positioned with a neutral duration and curve relative to the benchmark. We also expect the Fund to hold a modest allocation to U.S. dollar-denominated Emerging Markets bonds because of their additional yield relative to Investment Grade and High Yield bonds.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Active Bond Fund and the Bloomberg Barclays U.S. Aggregate Bond Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was January 1, 1999.

Note to Chart

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Balanced Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Balanced Fund seeks to achieve its investment goal of providing investors with capital appreciation and current income by generally investing in a diversified portfolio comprising 60 percent equity securities and 40 percent fixed-income securities. With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. With respect to fixed-income, the Fund invests primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities.

Fund Performance

The Touchstone Balanced Fund underperformed both of its benchmarks, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ended December 31, 2018. The Fund’s total return was -6.07 percent while the total return of the S&P 500® Index was -4.38 percent and the total return of the Bloomberg Barclays U.S. Aggregate Bond Index was 0.01 percent.

Market Environment

Risk assets continued their brisk pace higher to start 2018 following a strong 2017. However, volatility returned which reflected concerns about inflation and rising interest rates, as well as uncertainty about global trade.

During the year, the U.S. Federal Reserve Board (Fed) increased the federal funds rate a total of four times. Interest rates were driven by concerns about future growth in the U.S., slowing growth outside of the U.S. and continued uncertainty related to trade policies. The effects of the Fed’s rate increases, combined with the sharp decline in long-term rates led to further flattening of the curve and an inversion in certain parts of the curve, mainly in short-term maturities. Market expectations of additional Fed rate hikes decreased during the fourth quarter, as broad financial conditions reached their tightest levels of the year. Driving these financial conditions were the increased federal funds rate, a stronger U.S. dollar, widening credit spreads and the sharp retreat in equities. Global central bank policies were also less accommodative.

While underlying growth of the U.S. economy began to show signs of further deceleration toward the end of the year, it still remained near trend at approximately 2.0 to 2.5 percent. The strength of the economy was buoyed by the resiliency of labor markets and, as effects from fiscal policy and tax legislation began to fade, it was the most important factor for sustaining the current growth rate. During the period, labor markets were consistently strong in terms of jobs added month to month. Wage growth was also strong and began to show signs of acceleration. Core inflation readings were in line with the Fed’s 2 percent target and were expected to hover around 2 percent in the near term as data indicated solid, but not accelerating inflation.

The major theme surrounding U.S. equities was the return of volatility. For the year, sectors that outperformed the equity benchmark the most included Health Care, Utilities and Information Technology. Energy, Materials and Industrials were the main detractors.

Within fixed income, Investment Grade Corporate bonds, Mortgage-Backed Securities (MBS), Asset-Backed Securities (ABS) and Commercial Mortgage-Backed Securities (CMBS) all underperformed U.S. Treasuries during the period. High Yield bonds also underperformed for the year.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Portfolio Review

Within the equity allocation, stock selection in the Health Care, Industrials and Energy sectors were the largest relative underperformers. Stock selection within the Financials and Information Technology sectors contributed to performance. Sector allocation contributed to relative performance, primarily due to an overweight to the Consumer Discretionary sector and an underweight to the Energy sector.

The primary detractors within the fixed income allocation were an overweight to Investment Grade bonds and interest rate management, specifically duration positioning and an allocation to Treasury Inflation Protected Securities (TIPS). The Fund’s allocation to U.S. dollar-denominated Emerging Markets bonds also detracted over the period, while security selection was strong within Securitized Assets, particularly ABS. This helped offset some of the losses incurred from the Fund’s allocation to Emerging Markets. The Fund’s cash position had a positive impact on performance given the negative moves in the market.

There were no significant changes made to the Fund’s allocation for the year as the Fund maintained a slight overweight to Equities versus Fixed Income. Within Fixed Income, the overall allocation continued to have a modest overweight to risk with the largest overweight position to Investment Grade Credit. The Fund also maintained a modest allocation to U.S. dollar-denominated Emerging Markets debt.

Outlook

Looking ahead, we believe risk assets offer the greatest potential to the Fund, driven by U.S. economic growth, steady inflation, amicable resolutions to trade disputes, and accommodative central bank policies both domestically and abroad. Due to tightening financial conditions, increased market volatility and increases in the federal funds rate, we believe current market conditions could become headwinds to the Fund in 2019. Valuations have adjusted to tighter borrowing costs, the slowdown in global growth and the uncertainty around trade issues. As a result, we believe the potential upside for price appreciation is limited. Within equities, we have taken advantage of opportunities to position the Fund for the later stages of the market cycle. The Fund continues to be skewed toward larger cap, “franchise value” businesses with higher barriers to entry. We also expect to emphasize businesses with lower financial leverage and pricing power to help offset wage inflation. In the Fund’s fixed income holdings, we have taken advantage of opportunities among securitized assets when possible, where we believe attractive risk-reward profiles can be found in the ABS and Non-Agency MBS sectors. We like these sectors’ close connections to consumer spending, which continues to be healthy.

We believe global central banks need to maintain accommodative policies in order to support ongoing expansion abroad. Rate hikes by the Fed will further tighten financial conditions, which may negatively impact the Fund’s overweight position to risk assets. Further escalation of trade disputes, specifically between the U.S. and China, may also adversely impact risk assets.

We believe current rates fully reflect the uncertainty surrounding the economic outlook which has seemed to embrace growth deceleration and a less active Federal Open Market Committee. There is little downside for rates at these levels unless actual economic weakness materializes. As a result, in the near term, the Fund is positioned with a neutral duration and curve relative to the benchmark. We also expect to hold a modest allocation to U.S. dollar-denominated Emerging Markets bonds because of their additional yield relative to Investment Grade and High Yield bonds.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Balanced Fund, the Bloomberg Barclays U.S. Aggregate Bond Index and the
S&P 500® Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was August 1, 2003.

Notes to Chart

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Bond Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. Under normal circumstances, the Fund invests at least 80 percent of its assets in bonds. Bonds include mortgage-related securities, asset-backed securities, government securities and corporate debt securities. The Fund primarily invests in investment-grade debt securities, but may invest up to 30 percent of the Fund’s total assets in non-investment-grade debt securities.

Fund Performance

The Touchstone Bond Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ended December 31, 2018. The Fund’s total return was -1.88 percent, while the total return of the benchmark was 0.01 percent.

Market Environment

Risk assets continued their brisk pace higher to start 2018 following a strong 2017. However, volatility returned which reflected concerns about inflation and rising interest rates, as well as uncertainty about global trade.

During the year, the U.S. Federal Reserve Board (Fed) increased the federal funds rate a total of four times. Interest rates were driven by concerns about future growth in the U.S., slowing growth outside of the U.S. and continued uncertainty related to trade policies. The effects of the Fed’s rate increases, combined with the sharp decline in long-term rates led to further flattening of the yield curve and an inversion in certain parts of the curve, mainly in short-term maturities.

Market expectations of additional Fed rate hikes decreased during the fourth quarter, as broad financial conditions reached their tightest levels of the year. Driving these financial conditions were the increased federal funds rate, a stronger U.S. dollar, widening credit spreads and the sharp retreat in equities. Global central bank policies were also less accommodative.

While underlying growth of the U.S. economy began to show signs of further deceleration toward the end of the year, it still remained near trend at approximately 2.0 to 2.5 percent. The strength of the economy was buoyed by the resiliency of labor markets and, as effects from fiscal policy and tax legislation began to fade, it was the most important factor for sustaining the current growth rate. During the period, labor markets were consistently strong in terms of jobs added month to month. Wage growth was also strong and began to show signs of acceleration. Core inflation readings were in line with the Fed’s 2 percent target and were expected to hover around 2 percent in the near term as data indicated solid, but not accelerating inflation.

Portfolio Review

The main detractors from Fund performance during the year were an overweight to Investment Grade bonds and interest rate management, specifically duration positioning and an allocation to Treasury Inflation Protected Securities (TIPS). The Fund’s allocation to U.S. dollar-denominated Emerging Markets bonds also detracted over the period, while security selection was strong within Securitized Assets, particularly ABS. This helped offset some of the losses incurred from the Fund’s allocation to Emerging Markets. The Fund maintained a modest allocation to U.S. dollar-denominated Emerging Markets bonds during the period as the additional yield relative to Investment Grade corporate and High Yield bonds remained attractive.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Outlook

Looking ahead, we believe risk assets offer the greatest potential to the Fund, driven by U.S. economic growth, steady inflation, amicable resolutions to trade disputes, and accommodative central bank policies both domestically and abroad. Due to tightening financial conditions, increased market volatility and increases in the federal funds rate, we believe current market conditions could become headwinds to the Fund in 2019. Valuations have adjusted to tighter borrowing costs, the slowdown in global growth and the uncertainty around trade issues. As a result, we believe the potential upside for price appreciation is limited. We have taken advantage of opportunities among securitized assets when possible, where we believe attractive risk/reward profiles can be found in the ABS and Non-Agency MBS sectors. We like these sectors’ close connections to consumer spending, which continues to be healthy.

We believe global central banks need to maintain accommodative policies in order to support ongoing expansion abroad. Rate hikes by the Fed will further tighten financial conditions, which may negatively impact the Fund’s overweight position to risk assets. Further escalation of trade disputes, specifically between the U.S. and China, may also adversely impact risk assets.

We believe current interest rates fully reflect the uncertainty surrounding the economic outlook which has seemed to embrace growth deceleration and a less active Federal Open Market Committee. There is little downside for rates at these levels unless actual economic weakness materializes. As a result, in the near term, the Fund is positioned with a neutral duration and curve relative to the benchmark. We also expect the Fund to hold a modest allocation to U.S. dollar-denominated Emerging Markets bonds because of their additional yield relative to Investment Grade and High Yield bonds.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Bond Fund and the Bloomberg Barclays U.S. Aggregate Bond Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was August 1, 2003.

Note to Chart

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Common Stock Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Fund seeks to invest at least 80 percent of its assets in large capitalization equity securities. The Fund’s sub-advisor, Fort Washington Investment Advisors, Inc., seeks to invest in companies that are trading below what is believed to be the estimate of the companies’ intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.

Fund Performance

The Touchstone Common Stock Fund underperformed its benchmark, the S&P 500® Index, for the 12-month period ended December 31, 2018. The Fund’s total return was -8.05 percent while the benchmark’s total return was -4.38 percent.

Market Environment

In 2018, U.S. equities recorded negative returns for the 12-month period as global growth, trade relations between the U.S. and China, and fiscal tightening by the U.S. Federal Reserve Board (Fed) concerned investors.

The major theme surrounding U.S. equities was the return of volatility. Sectors that outperformed the S&P 500® Index the most during the year included Health Care, Utilities, and Information Technology. Sectors that underperformed the broader index the most included Energy, Materials, and Industrials.

Portfolio Review

Stock selection was the primary cause of relative underperformance. Stock selection within the Materials, Financials, and Information Technology sectors contributed to relative performance. Energy, Health Care, Industrials and Communication Services were among the underperforming sectors.

The Fund’s top contributors to relative performance for the year were Amazon.com, Inc. (Consumer Discretionary sector), Twenty-First Century Fox, Inc. (Communication Services sector), Salesforce.com, Inc. (Information Technology sector), Microsoft Corp. (Information Technology sector), Starbucks Corp. (Consumer Discretionary sector) and Berkshire Hathaway Inc. Class B Shares (Financials sector). Among the stocks that detracted from relative performance were Facebook, Inc. (Communication Services sector), General Electric Co. (Industrials sector), Goldman Sachs Group, Inc. (Financials sector), Stericycle, Inc. (Industrials sector), and JD.com, Inc. (Consumer Discretionary sector).

Outlook and Conclusion

The U.S. stock market recorded a pullback in the fourth quarter that helped produce the first negative year since 2008. Concerns driving the market lower in the fourth quarter included, but were not limited to, lingering trade concerns between the U.S. and China, commentary by the Fed early in the quarter signaling more rate increases and slowing growth in foreign economies. The elevated volatility in the fourth quarter leads to the question of whether this is another transitory market pullback or the end of a bull market. Each of the critical indicators we track signal it is the former. However, there are ongoing items that need to be monitored closely including market and individual company valuations, the state of the global economy, unit labor costs and

Management's Discussion of Fund Performance (Unaudited) (Continued)

market breadth. These are all items we are focused on as the cycle matures. While we do not see signs of a bear market on the immediate horizon, we have taken opportunities to position the Fund for the later stages of the market cycle.

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Common Stock Fund and the S&P 500® Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was November 30, 2000.

Note to Chart

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Focused Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Focused Fund seeks to invest in companies of all capitalizations that are trading below what is believed to be the estimate of their intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.

Fund Performance

The Touchstone Focused Fund underperformed its primary benchmark, the Russell 3000® Index, and its secondary benchmark, the S&P 500® Index, for the 12-month period ended December 31, 2018. The Fund’s total return was -7.97 percent, while the total return of the Russell 3000® Index was -5.24 percent and the total return of the S&P 500® Index was -4.38 percent.

Market Environment

U.S. equities recorded negative returns for the 12-month period as global growth, trade relations between the U.S. and China, and fiscal tightening by the U.S. Federal Reserve Board (Fed) weighed on investors.

The major theme surrounding U.S. equities was the return of volatility. For the year, the sectors that outperformed the Russell 3000® Index the most included Health Care, Utilities and Information Technology. Energy, Materials and Industrials were the worst performing sectors.

Portfolio Review

The Fund’s stock selection within the Materials, Consumer Discretionary, Information Technology and Financials sectors outperformed relative to the benchmark. Stock selection within Energy, Health Care, Communication Services, and Industrials detracted from relative performance. Sector allocation contributed to relative performance, primarily due to underweights to the Materials, Industrials and Energy sectors. The Fund’s cash position had a positive impact on performance given the negative moves in the market.

Among the individual stocks that contributed to relative performance were Amazon.com,Inc. (Consumer Discretionary sector), Salesforce.com, Inc. (Information Technology sector) and Twenty-First Century Fox, Inc. (Communication Services sector). Amazon.com is an e-commerce retailer and cloud computing software company. The stock rose during the period due to the acceleration of growth in the company’s Amazon Prime subscription service and its Amazon Web Services subsidiary. Salesforce.com, a cloud-based software business, increased primarily due to higher than expected revenue growth and management’s announcement that it raised fiscal year revenue guidance for 2019. Twenty-First Century Fox, a multinational mass media company, moved higher following a proposed acquisition from Walt Disney Co.

Among the individual stocks that detracted from relative performance were Stericycle, Inc. (Industrials sector), JD.com, Inc. (Consumer Discretionary sector) and Goldman Sachs Group Inc. (Financials sector). Stericycle specializes in collecting and disposing of regulated substances - such as medical waste pharmaceuticals - and provides compliance training solutions. The stock underperformed primarily due to weak performance by the company’s core regulated medical waste business as well as softer than expected revenues in its communications solutions business. JD.com, a China-based e-commerce business, moved lower due to concerns about growth and the company’s ongoing investments that have negatively impacted margins. Further, the news cycle surrounding criminal allegations against the company’s CEO also weighed on its stock price.

Management's Discussion of Fund Performance (Unaudited) (Continued)

From a market cap perspective, the Fund maintained underweight positions in small-cap companies - with market caps below $2 billion - and mid-cap companies. The Fund continued to maintain an overweight to large-cap businesses, which includes companies with market caps above $10 billion. The Fund’s market cap allocation contributed to performance as large-cap stocks outperformed the benchmark during the period.

During the period, the Fund initiated positions in Monster Beverage Corp. (Consumer Staples sector), AmerisourceBergen Corp. (Health Care sector), Baidu, Inc. (Communication Services sector), JD.com Inc., Alibaba Group Holding Ltd. (both from the Consumer Discretionary sector), Deere & Co., Inc. and FedEx Corp. (both from the Industrials sector). The Fund exited positions in Mondelez International, Inc. (Consumer Discretionary sector), Bank OZK (Financials sector), Johnson Controls International PLC (Industrials sector), Cisco Systems, Inc. (Information Technology sector) and Nutrien Ltd. (Materials sector).

At the end of the year, the Fund was overweight to the Communication Services, Financials, Consumer Discretionary and Real Estate sectors, and underweight to the Consumer Staples, Energy and Industrials sectors. Allocations to the Health Care and Information Technology sectors were generally matched to that of the benchmark. The Fund did not hold any stocks within the Utilities or Materials sectors at the end of the period.

Outlook

The U.S. stock market recorded a significant pullback in the fourth quarter, which contributed to the first year of negative results since 2008. Events driving the market lower in the fourth quarter included, but were not limited to, concerns surrounding lingering trade concerns between the U.S. and China, commentary by the Fed signaling more rate increases and slowing growth in foreign economies. The elevated volatility in the fourth quarter also led some to question whether this was another transitory market pullback or the end of a bull market. Each of the critical indicators we track signal it was the former. However, we believe there are ongoing items that will need to be monitored closely going forward, including market and individual company valuations, the state of the global economy, unit labor costs and market breadth.

While we do not see signs of a bear market on the immediate horizon, we have taken advantage of opportunities to position the Fund for the later stages of the market cycle. The Fund continues to be skewed toward larger cap, franchise value businesses with higher barriers to entry. We also expect to emphasize businesses with lower financial leverage and pricing power to help offset wage inflation.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Focused Fund, the Russell 3000® Index and the S&P 500® Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was November 21, 1994.

Notes to Chart

The Frank Russell Company (FRC) is the source and owner of the Russell 3000® Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Large Cap Core Equity Fund

Sub-Advised by The London Company

Investment Philosophy

The Touchstone Large Cap Core Equity Fund seeks long-term capital growth by investing primarily in common stocks of large-cap U.S. listed companies. The Fund seeks to purchase financially stable large-cap companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to the company’s respective private market values.

Fund Performance

The Touchstone Large Cap Core Equity Fund underperformed its benchmark, the Russell 1000® Index, for the 12-month period ended December 31, 2018. The Fund’s total return was -6.49 percent, while the benchmark’s total return was -4.78 percent.

Market Environment

U.S. equities ended the year lower, but the ride from start to finish was anything but linear as volatility made an impactful return. After ending 2017 with historically low market volatility, January 2018 posted returns that were among the best on record, while December posted some of the worst.

Economic data was mostly positive for the year, but there were areas of potential concern, including housing and the impact of tariffs. While housing starts and existing home sales were relatively stable, growth was limited. Rhetoric surrounding potential trade wars dominated headlines throughout the year and intensified during the fourth quarter. The main risk, in particular, was between the U.S. and China, where a number of tariffs were either announced or already enacted.

In terms of monetary policy, as expected, the U.S. Federal Reserve Board (Fed) increased the federal funds rate by 25 basis points during December, with a new target of 2.25 to 2.5 percent. This marked the fourth rate hike during the 12-month period and ninth rate hike since the Fed began raising rates in December 2015. The Fed also communicated that any additional rate hikes would be dependent on economic data. Thus, following concerns about recent economic data, expectations for three additional rate hikes in 2019 were changed to only two hikes. Further, the pace of inflation continued to trend in the 2 percent range during the year, which was in line with the Fed’s target.

At the end of the 12-month period, all of the major stock indexes posted declines, with large-cap stocks faring better than small-cap stocks. Growth stocks outperformed value stocks for the year, value stocks outperformed growth stocks during the fourth quarter. Benchmark performance was led by the Health Care and Information Technology sectors, while the Energy, Materials, Industrials and Financials sectors lagged.

Portfolio Review

During the 12-month period, stock selection contributed positively to relative Fund performance but was offset by negative sector allocation. At the sector level, an underweight to the Health Care sector and an overweight to the Financials sector had a negative impact on relative performance. This was offset by the positive impact from an overweight to the Consumer Discretionary sector and an underweight to Energy.

Among the individual stocks that contributed to relative Fund performance during the period were O’Reilly Automotive Inc., Nike Inc. (both from the Consumer Discretionary sector), Visa Inc. (Information Technology sector), Progressive Corp. and Berkshire Hathaway Inc. (both from the Financials sector).

O’Reilly Automotive, an automotive parts retailer, outperformed as the company reported better than expected same-store sales and increased guidance. O’Reilly also continued to gain market share in both mature and new

Management's Discussion of Fund Performance (Unaudited) (Continued)

markets, and it remained the gold standard for service and logistics in its industry. Additionally, the average age of cars on the road has continued to rise, which should be a tailwind for the stock in the mid-term. Nike is a retailer of footwear, apparel, sports equipment and accessories. Nike outperformed during the period in which the Fund owned the stock, following a resumption of growth in its North American segment after several quarters of deceleration. The stock was sold from the Fund early during the fourth quarter due to valuation concerns. Visa, a global payments technology company, traded higher during the year which was driven by consistently strong results. In particular, Visa has produced strong cash flow and redistributed extra cash to shareholders. It also has a firm position in the market for global payments with significant barriers to entry. Looking forward, we believe the economic backdrop for Visa should remain strong, driven by healthy economies around the world, and the shift to credit and electronic commerce. Progressive, an insurance provider, outperformed as the company continued to post strong premium growth along with profitable underwriting results, and its combined expense ratio came in lower than expected. Progressive also posted improved top-line growth in both its auto and home insurance policies, and both of its digital and agency platforms increased market share. Berkshire Hathaway, a multinational conglomerate holding company, moved higher during the year following solid operating results across most of its segments. In July, the board of directors amended its share repurchase program to allow for buybacks at such time a repurchase price is believed to be below intrinsic value, which was a revision from the prior program. Going forward, we believe the company offers downside protection, particularly in light of management’s extensive record of superb capital allocation.

Among the individual stocks that detracted from relative Fund performance during the period were FedEx Corp., Southwest Airlines Co. (both from the Industrials sector), Carnival Corp. (Consumer Discretionary sector), Altria Group Inc. (Consumer Staples sector) and BlackRock Inc. (Financials sector). FedEx, a multinational courier delivery service, was generally flat most of the year but fell sharply during the fourth quarter. In general, economically sensitive transportation stocks were hit hard during the quarter based on concerns of macroeconomic weakening. FedEx, in particular, moved lower after its third-quarter results were impacted unexpectedly by weakness in Europe and troubles with its integration of TNT Express NV that caused management to push cost savings targets out several years. Southwest Airlines, a low-cost airline carrier, lagged early in the year resulting from headwinds to its unit revenues and costs. The stock underperformed sharply in the fourth quarter as commentary surrounding its unit costs for 2019 unnerved investors. We view these issues as largely transitory and feel the market overreacted, as the company still expects to expand margins next year. Going forward, we feel that Southwest Airlines is a best-of-breed business with strong management, a good balance sheet and favorable capital allocation policies. Carnival Corp., a cruise ship operator, underperformed as investors grew concerned about the combination of weakening demand from Europe and increasing capacity. The stock fell sharply during the fourth quarter as the market responded negatively to Carnival’s reports of a solid fiscal quarter but disappointing guidance for 2019. Though investor sentiment was depressed, we believe Carnival’s focus on return on capital and its policy of returning excess cash to shareholders should benefit the company going forward. Altria, the owner of multiple tobacco operating companies, struggled in 2018 as volumes continued to decline. During the fourth quarter, the company came under pressure after announcing investments in both Cronos Group Inc. (a Canadian cannabis company) and Juul (a U.S. vaporizer company). In general, the market has viewed the Juul acquisition negatively. However, we believe Altria has historically been an intelligent capital allocator, and we think people are likely underestimating the potential value that the partnership between Altria and Juul could create. BlackRock, a global investment management company, underperformed along with its peers as concerns about asset flows weighed on sentiment. We maintained the Fund’s position as we believe BlackRock is a well-run company with a conservative balance sheet, attractive cash flow profile and shareholder-friendly mindset. Longer term, we believe BlackRock is positioned to benefit from the trend toward passive investing due to its scale and technological leadership.

During the 12-month period, we opportunistically took advantage of market weakness and added to the Fund’s position in Alphabet Inc. (Information Technology sector). We believe Alphabet, a multinational conglomerate

Management's Discussion of Fund Performance (Unaudited) (Continued)

that includes Google Inc. and its internet products, is structurally advantaged with long-term tailwinds from cloud computing and data centers. We also added to FedEx Corp. as a result of the strength in the U.S. economy and the company’s strong position in the package delivery market. Finally, we added to Southwest Airlines Co. because of its attractive valuation and signs of improving traffic and higher pricing. We also feel the company is positioned well in a consolidated industry.

We initiated positions in Albemarle Corp. (Materials sector), The Home Depot Inc. (Consumer Discretionary sector), Martin Marietta Materials Inc. (Materials sector) and Nestle SA (Consumer Staples sector). Albemarle is a specialty chemical company with three reporting segments: lithium, bromine specialties and catalysts. A primary use of lithium is in rechargeable batteries, which is expected to see growing demand over the next several years for electric vehicles, portables and rechargeable consumer electronics. Albemarle also maintains a strong balance sheet and has benefited from growth in its operating cash flow. Further, the company generates attractive earnings margins, which reflects its leadership positions in its markets. Home Depot is the world’s largest home improvement specialty retailer, with industry-leading margins and returns on capital. Home Depot has benefited from strong housing-related tailwinds and is expected to do so for some time and has a solid history of capital allocation. Further, the company has produced strong earnings margins and operating cash flow, as well as a solid balance sheet. We initiated the position in Martin Marietta Materials as a result of our positive view of the aggregates industry in particular, its oligopoly with pricing power, strong return on capital and double-digit operating margins. Looking ahead, we believe the company should benefit from volume growth due to a strong U.S. economy and the need for greater infrastructure spending. Nestle is the largest food company in the world with scale and brand advantages. The company is well diversified among geographies with approximately 60 percent of sales occurring in developed markets and 40 percent in emerging markets, where growth and margins are higher. The company is exposed to many large staple categories and also has a valuable stake in L’Oréal Co. Nestle has a strong balance sheet and solid earnings, and also generates an attractive cash flow. Further, we believe the company has balance sheet flexibility to help weather potential downturns in the market.

Outlook

The combination of solid economic growth, low inflation and relatively low interest rates usually create a positive environment for stocks. We believe this holds true today, but we maintain a more balanced view as valuations have improved in recent months; the broader market now trades at a slight discount to its long-term average. We also believe there are potential risks, including rising debt levels, wage inflation, the impact of increasing tariffs, or the Fed taking a more aggressive stance.

Looking ahead, we will continue to seek companies with strong returns on capital and sustainable competitive advantages. We remain attracted to the return-on-capital metric because it speaks to the ability of the company to generate cash, which is ultimately what potentially lowers risk. We also tend to be attracted to businesses that are overcapitalized and under-levered. We believe an under-levered company has more options available to it if the economy falls into a recession, including changing its capital structure to lower its overall cost of capital. We believe the Fund is well-positioned based on the strength of the companies it owns and the overall valuation of its portfolio.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Large Cap Core Equity Fund and the Russell 1000® Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was May 1, 1999.

Notes to Chart

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

The Frank Russell Company (FRC) is the source and owner of the Russell 1000® Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Small Company Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Fund seeks to provide investors with growth of capital by investing primarily in common stocks of small companies that the sub-advisor believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.

Fund Performance

The Touchstone Small Company Fund outperformed its benchmark, the Russell 2000® Index, for the 12-month period ended December 31, 2018. The Fund’s total return was -7.98 percent while the return of the benchmark was -11.01 percent.

Market Environment

Small-cap equity markets experienced a volatile 2018. The year started slow with the benchmark essentially flat in the first quarter. However, the second and third quarters saw strong gains by the Index, culminating in setting an all-time high in the third quarter. In an abrupt turn of events, the benchmark declined significantly in the fourth quarter and entered bear market territory. We believe that the sell-off was driven by a confluence of factors. One was an expectation of higher than expected interest rates from the U.S. Federal Reserve Board (Fed), and as a result tighter financial conditions. Another factor was intensified global trade dispute concerns, particularly with China. China, as well as emerging and developed economies overseas, experienced a significant deceleration in economic conditions and stock market valuations over 2018. Lastly, there was an increased focus on what stage is the U.S. economy currently operating, and when the next recession may occur.

At the sector level, Consumer Staples, Health Care, Information Technology, Communication Services, Consumer Discretionary, and Utilities outperformed the benchmark. The Financials and Real Estate sectors performed in-line with the benchmark. The Energy, Industrials, and Materials sectors all underperformed.

Portfolio Review

The Fund’s top performing sectors were Information Technology, Industrials, and Health Care. The Fund’s bottom three performing sectors were Financials, Communication Services, and Real Estate. The Fund did not hold any stocks in the Utilities sector which negatively impacted performance as the benchmark sector experienced positive returns for the year.

Mergers and acquisitions activity remained a theme in the Fund’s portfolio and continued to benefit relative performance in 2018. The investment process uncovered stocks of companies that have historically been attractive acquisition targets for strategic and financial buyers. In 2018, long-term holding Esterline Technologies Corp. (Industrials sector), a diversified manufacturer of aerospace and industrials products was acquired by TransDigm Group. A number of Information Technology sector holdings were acquired during the year as well. Finisar Inc., a provider of optical solutions to the data and telecommunications markets, was acquired by II-IV Inc.; Microsemi Corporation, a semiconductor manufacturer, was acquired by strategic buyers. Also, VeriFone Systems, Inc., a leading provider of point-of-sale software and hardware, and Blackhawk Network Holdings, a provider of digital and physical gift cards, were both acquired by private equity firms.

The Fund’s top contributors to relative performance were Haemonetics Corporation and Tactile Systems Technology, Inc. (both Health Care sector), and the aforementioned Esterline Technologies (Industrials sector).

The Fund’s largest detractors to relative performance for the year were Knight-Swift Transportation Holdings Inc. (Industrials sector), MEDNAX, Inc. (Health Care sector), and KB Home (Consumer Discretionary sector).

Management's Discussion of Fund Performance (Unaudited) (Continued)

KB Home and Health Care Services Group were sold from the Fund in 2018, as we believed the challenges that the business models experienced would persist in 2019. The Fund maintained positions in MEDNAX, Inc., Knight-Swift Transportation Holdings Inc., and Tivity Health Inc. at the end of the year for their potential.

At the end of the year, the Fund was overweight to Information Technology, Industrials, and Health Care, roughly in line to Consumer Discretionary, and underweight to Consumer Staples, Real Estate, and Financials. The Fund had no exposure to the Energy, Materials, and Utilities sectors. The overall positioning relative to the small-cap index was consistent through the year.

Outlook

The economic backdrop remains favorable for growth in 2019 with the U.S. offering a relative opportunity compared with non-U.S. equity markets. After the sell-off at year end, the valuations in small-cap companies have become more attractive than where they started the year and are already pricing in a recession. Furthermore, we believe that value has more tailwinds than growth in this environment.

We remain focused on executing our fundamental stock selection and portfolio management process. We believe that stocks experience a four stage investment cycle and our research process is focused on the dynamics that apply to each stage of the investment cycle. We believe that excess returns and lower volatility are driven by the ability to successfully identify a stock’s current stage and the potential for it to transition to a different stage of its investment cycle.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Small Company Fund and the Russell 2000® Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was November 30, 2000.

Notes to Chart

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Frank Russell Company (FRC) is the source and owner of the Russell 2000® Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)

Touchstone ETF Funds

Sub-Advised by Wilshire Associates Incorporated

Touchstone Aggressive ETF Fund

Touchstone Conservative ETF Fund

Touchstone Moderate ETF Fund

Investment Philosophy

Three funds which invest in Exchanged-Traded Funds (ETFs) are available for investors seeking “lifestyle” products for their annuity holdings. The three strategic options include: the Conservative, Moderate, and Aggressive ETF Funds. These funds allocate their assets among up to ten ETFs. These ten ETF selections generally do not change dramatically over time. The more conservative fund has a higher bond weighting and the more aggressive fund has a lower bond weighting.

Fund Performance

The Touchstone Aggressive ETF Fund underperformed its benchmark, the S&P Target Risk® Aggressive Index, for the 12-month period ended December 31, 2018. The Fund’s total return was -7.84 percent while the total return of the benchmark was -7.65 percent. The Touchstone Conservative ETF Fund underperformed its benchmark, the S&P Target Risk® Moderate Index, for the 12-month period ended December 31, 2018. The Fund’s total return was -4.02 percent while the total return of the benchmark was -3.72 percent. The Touchstone Moderate ETF Fund underperformed its benchmark, the S&P Target Risk® Growth Index, for the 12-month period ended December 31, 2018. The Fund’s total return was -6.02 percent while the total return of the benchmark was -5.69 percent.

Market Environment

The U.S. stock market, represented by the Russell 3000® Index, was down in 2018. Eight of the eleven major sectors declined during 2018, with Health Care, Utilities and Information Technology ending the year with positive returns. The worst performing sectors were Energy and Materials. Large capitalization stocks outperformed small-cap stocks while growth stocks outperformed their value counterparts during the twelve-month period.

Equity markets outside of the U.S. were negative for 2018 in both developed and emerging markets, with double-digit losses across the major indices. Although the European Union began the year in sound economic condition, growth declined steadily throughout the year as gains in unemployment stalled and industrial production reversed course. News out of Japan was grim with a report showing a serious economic contraction during the third quarter that threatened to end Japan’s longest expansion since the 1980s. Emerging Markets underperformed nearly all of the major indices for 2018.

The bellwether 10-year U.S. Treasury yield ended the year at 2.69 percent, up 29 basis points from its 2017 finish of 2.40 percent. The Federal Open Market Committee increased its overnight rate four times in 2018, a total increase of 100 basis points, to a range of 2.25 percent to 2.50 percent. Credit spreads widened during the year within both the investment grade and high yield markets.

Real estate securities declined in the U.S. for the year, but slightly outperformed global real estate. Commodities were down for the one-year period as crude oil fell 25 percent from the close of 2017. Master limited partnership returns remained negative for the year. Finally, gold prices ended 2018 down slightly from last year.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Portfolio Review

The Funds’ investments are determined by an optimization process that considers the long-term historical risk and return profiles of various asset classes. For example, U.S. value equities were boosted relative to growth due to the perceived valuation opportunity and relative attractiveness. During the 2018 market environment, when value underperformed across U.S. stocks, the overweight positioning in the Funds relative to their respective benchmarks detracted from relative performance. Similarly, the overweight of the Funds to credit-sensitive fixed income was a headwind as was the related underweight to investment-grade, foreign fixed income, which outperformed its domestic counterpart.

Thematically, the several changes that occurred during 2018 were similar across all three Funds. Exposure to core and investment grade corporate fixed income was reduced, and a material allocation to short-term fixed income was initiated in order to further reduce portfolio interest rate risk. In addition, an overweight to domestic value equities was initiated, sourced from domestic large-cap blend equities, in order to take advantage of the more attractive valuations for value equities and lower beta1 profile. An overweight to small-cap domestic equities (relative to large-cap) was initiated in order to reduce exposure to the potential negative impacts of a trade war, since small-cap equities generally have had a smaller percentage of their sales attributed to foreign markets. The 2017 tax law changes were also expected to disproportionately benefit profitable small-cap companies, which had less flexibility to declare profits in lower tax foreign markets, rather than in the U.S.

Outlook

After an estimated 25 percent growth in corporate earnings during 2018, earnings are projected to grow less than 10 percent during 2019. Domestic equity markets have priced in reduced growth and on a forward price-earnings (P/E) basis, we believe equities are no longer expensive. Although the Funds remain positioned somewhat conservatively relative to long-term allocation targets, the Funds remain invested in risk assets. We previously pared back credit risk and duration risk, but they are at our target weight for long-only equities. We continue to expect a positive economic growth environment in the near future, and therefore, believe that the current economic landscape warrants low (relative to historical averages) interest rates on the longer end of the curve.

Global economic growth remains positive. While the forward-looking Purchasing Managers’ Index (PMI), which is an indicator of economic health in the manufacturing sector of a country or a region, has fallen in recent quarters, it continues to express positive economic momentum. Although measures of inflation are rising on a global basis, we believe they will remain low by historical standards. Given that global growth and inflation remain moderate, we believe that global central banks will be cautious about tightening monetary policy and will seek to communicate policy changes to the markets well in advance. Given ultra-low foreign developed market bond yields, we favor domestic fixed income over global fixed income; however, we recognize that any weakness in the U.S. dollar could serve to benefit foreign fixed income.

Strong U.S. corporate earnings growth helped propel domestic equity prices upwards early in 2018, but trade concerns weighed on the growth outlook for equities late in the year and led to a sharp sell-off in risk assets. Domestic equities are now mildly cheap in terms of forward P/E ratios. We believe the outlook for continued domestic and foreign gross domestic product (GDP) growth remains positive which reduces the downside risk of a continued equity market sell-off, unless economic growth slows meaningfully and recession fears grow. Rising rates may concern investors who may believe that the increase in interest rates will weigh on corporate earnings going forward. While we acknowledge this risk, we believe that it is important to recognize the potential demand for U.S. Treasury bonds from yield-seeking foreign investors. With respect to credit markets, there is potential that further erosion in the corporate earnings outlook could lead to further spread widening, though credit spreads have already priced in some slowdown and are now trading at what we believe to be more attractive levels.

1Beta is a measure of the volatility of a portfolio relative to its benchmark.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Aggressive ETF Fund and the S&P Target Risk® Aggressive Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was July 16, 2004.

Note to Chart

The S&P Target Risk® Aggressive Index is one of four multi-asset class indices that compose the S&P Target Risk Series. The S&P Target Risk® Aggressive Index emphasizes exposure to equities, maximizing opportunities for long-term capital accumulation. It may include small allocations to fixed income to enhance portfolio efficiency.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Conservative ETF Fund and the S&P Target Risk® Moderate Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was July 16, 2004.

Note to Chart

The S&P Target Risk® Moderate Index is one of four multi-asset class indices that compose the S&P Target Risk Series. The S&P Target Risk® Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Moderate ETF Fund and the S&P Target Risk® Growth Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was July 16, 2004.

Note to Chart

The S&P Target Risk® Growth Index is one of four multi-asset class indices that compose the S&P Target Risk Series. The S&P Target Risk® Growth Index increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

Tabular Presentation of Portfolios of Investments (Unaudited)

December 31, 2018

The illustrations below provide each Fund’s credit quality and/or sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Active Bond Fund
Credit Quality*	(% of Investment Securities)
AAA/Aaa	44.3%
AA/Aa	5.8
A/A	11.9
BBB/Baa	27.2
BB/Ba	1.0
CCC	0.5
Not Rated	7.9
Cash Equivalents	1.4
Total	100.0%

Touchstone Balanced Fund
Credit Quality*	(% of Fixed Income Securities)
AAA/Aaa	57.0%
AA/Aa	5.4
A/A	11.7
BBB/Baa	25.4
BB/Ba	0.3
Not Rated	0.2
100.0%

Sector Allocation**	(% of Net Assets)
Common Stocks
Information Technology	12.6%
Financials	11.3
Communication Services	10.6
Consumer Discretionary	9.0
Health Care	8.7
Industrials	4.9
Real Estate	2.9
Consumer Staples	2.7
Energy	2.3
Corporate Bonds	13.6
U.S. Treasury Obligations	10.4
U.S. Government Mortgage-Backed	7.7
Obligations
Exchange-Traded Fund	1.8
Sovereign Bonds	0.2
Preferred Stock	0.1
Short-Term Investment Fund	1.2
Other Assets/Liabilities (Net)	0.0
Total	100.0%

*	Credit quality ratings are from Standard & Poor's (“S&P”) and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

**	Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Bond Fund
Credit Quality*	(% of Investment Securities)
AAA/Aaa	42.7%
AA/Aa	5.2
A/A	12.4
BBB/Baa	27.6
BB/Ba	1.1
Not Rated	8.7
Cash Equivalents	2.3
Total	100.0%

Touchstone Common Stock Fund
Sector Allocation**	(% of Net Assets)
Information Technology	18.7%
Communication Services	18.3
Financials	18.0
Health Care	13.5
Consumer Discretionary	12.2
Industrials	6.4
Real Estate	5.2
Energy	3.7
Consumer Staples	3.2
Short-Term Investment Fund	0.8
Other Assets/Liabilities (Net)	(0.0)
Total	100.0%

Touchstone Focused Fund
Sector Allocation**	(% of Net Assets)
Information Technology	18.9%
Financials	16.8
Health Care	15.8
Communication Services	15.7
Consumer Discretionary	12.1
Industrials	6.4
Real Estate	5.0
Energy	3.5
Consumer Staples	3.3
Short-Term Investment Fund	2.6
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%

Touchstone Large Cap Core Equity Fund
Sector Allocation**	(% of Net Assets)
Financials	24.8%
Consumer Discretionary	20.1
Information Technology	13.5
Industrials	13.0
Materials	8.4
Consumer Staples	8.0
Communication Services	7.0
Energy	2.1
Health Care	1.9
Short-Term Investment Fund	1.4
Other Assets/Liabilities (Net)	(0.2)
Total	100.0%

*	Credit quality ratings are from Standard & Poor's (“S&P”) and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

**	Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Small Company Fund
Sector Allocation*	(% of Net Assets)
Information Technology	24.1%
Industrials	22.5
Health Care	19.8
Consumer Discretionary	13.8
Financials	10.1
Communication Services	2.9
Consumer Staples	2.1
Real Estate	1.4
Short-Term Investment Fund	3.7
Other Assets/Liabilities (Net)	(0.4)
Total	100.0%

Touchstone Aggressive ETF Fund
Sector Allocation	(% of Net Assets)
Exchange-Traded Funds
Equity Funds	79.8%
Fixed Income Funds	17.5
Short-Term Investment Funds	15.9
Other Assets/Liabilities (Net)	(13.2)
Total	100.0%

Touchstone Conservative ETF Fund
Sector Allocation	(% of Net Assets)
Exchange-Traded Funds
Fixed Income Funds	57.9%
Equity Funds	39.6
Short-Term Investment Funds	15.4
Other Assets/Liabilities (Net)	(12.9)
Total	100.0%

Touchstone Moderate ETF Fund
Sector Allocation	(% of Net Assets)
Exchange-Traded Funds
Equity Funds	59.7%
Fixed Income Funds	38.0
Short-Term Investment Funds	15.8
Other Assets/Liabilities (Net)	(13.5)
Total	100.0%

*	Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

Portfolio of Investments

Touchstone Active Bond Fund – December 31, 2018

Principal		Market
Amount		Value

	Corporate Bonds — 40.2%

	Financials — 10.2%
$38,000	Allstate Corp. (The), Ser B,
	5.750%, 8/15/53	$37,050
218,000	American Express Co.,
	3.000%, 10/30/24	208,613
144,000	Bank of America Corp.,
	3.705%, 4/24/28	138,135
245,000	Bank of America Corp. MTN,
	4.000%, 1/22/25	238,666
212,000	Bank of Montreal (Canada),
	3.803%, 12/15/32	196,312
212,000	Bank of New York Mellon Corp. (The)
	MTN, 2.950%, 1/29/23	208,663
230,000	Bank of Nova Scotia (The), (Canada),
	(3M LIBOR +0.620%),	227,663
	3.424%, 9/19/22(A)
200,000	Barclays PLC (United Kingdom),
	4.610%, 2/15/23	198,312
210,000	BB&T Corp. MTN, 2.850%, 10/26/24	201,761
125,000	Citigroup, Inc., 3.300%, 4/27/25	118,707
320,000	Citigroup, Inc., (3M LIBOR +1.430%),
	4.168%, 9/1/23(A)	320,177
84,000	Citigroup, Inc., 4.750%, 5/18/46	77,655
175,000	Fifth Third Bancorp, 2.875%, 7/27/20	173,991
200,000	GE Capital International Funding Co.
	Unlimited Co. (Ireland),
	4.418%, 11/15/35	167,513
223,000	General Motors Financial Co., Inc.,
	3.200%, 7/13/20	220,232
280,000	Goldman Sachs Group, Inc. (The), (3M
	LIBOR +1.000%), 3.487%, 7/24/23(A)	272,073
110,000	Goldman Sachs Group, Inc. (The),
	3.691%, 6/5/28	102,231
115,000	Goldman Sachs Group, Inc. (The),
	5.250%, 7/27/21	119,381
200,000	HSBC Holdings PLC (United Kingdom),
	3.900%, 5/25/26	191,641
300,000	Huntington Bancshares, Inc.,
	4.000%, 5/15/25	301,567
155,000	JPMorgan Chase & Co., (3M LIBOR
	+0.730%), 3.207%, 4/23/24(A)	149,753
145,000	JPMorgan Chase & Co.,
	3.250%, 9/23/22	143,849
205,000	JPMorgan Chase & Co.,
	3.509%, 1/23/29	194,115
216,000	Lloyds Banking Group PLC (United
	Kingdom), 3.574%, 11/7/28	192,137
233,000	Morgan Stanley, 3.737%, 4/24/24	231,016
170,000	Morgan Stanley, 3.950%, 4/23/27	160,275
155,000	Northwestern Mutual Life Insurance
	Co. (The), 144a, 3.850%, 9/30/47	140,361
160,000	PNC Bank NA, 2.700%, 11/1/22	155,480
174,000	Prudential Financial, Inc.,
	5.625%, 6/15/43	170,403
224,000	Royal Bank of Canada (Canada) MTN,
	3.200%, 4/30/21	223,977
215,000	SunTrust Banks, Inc., 4.000%, 5/1/25	215,691
		5,697,400

	Energy — 4.8%
234,000	Boardwalk Pipelines LP,
	4.450%, 7/15/27	216,053
184,000	Cenovus Energy, Inc. (Canada),
	4.250%, 4/15/27	167,591
196,000	Cheniere Corpus Christi Holdings LLC,
	7.000%, 6/30/24	206,780
162,000	Columbia Pipeline Group, Inc.,
	4.500%, 6/1/25	163,167
216,000	Enbridge, Inc. (Canada), (3M LIBOR
	+0.700%), 3.488%, 6/15/20(A)	215,253
215,000	Energy Transfer Partners LP,
	4.950%, 6/15/28	210,359
141,000	EOG Resources, Inc., 3.900%, 4/1/35	133,119
230,000	Kinder Morgan Energy Partners LP,
	3.500%, 9/1/23	223,415
198,000	Midcontinent Express Pipeline LLC,
	144a, 6.700%, 9/15/19	199,857
154,000	Newfield Exploration Co.,
	5.375%, 1/1/26	150,920
116,000	NGPL PipeCo LLC, 144a,
	7.768%, 12/15/37	132,240
135,000	Petroleos Mexicanos (Mexico),
	4.500%, 1/23/26	116,370
76,000	Petroleos Mexicanos (Mexico), 144a,
	5.350%, 2/12/28	66,310
155,000	Petroleos Mexicanos (Mexico), 144a,
	6.350%, 2/12/48	124,000
210,000	Shell International Finance BV
	(Netherlands), 1.875%, 5/10/21	204,537
2,200	Transocean Phoenix 2 Ltd. (Cayman
	Islands), 144a, 7.750%, 10/15/24	2,189
166,000	Valero Energy Corp., 4.350%, 6/1/28	164,450
		2,696,610

	Health Care — 3.9%
58,000	Abbott Laboratories,
	3.750%, 11/30/26	57,281
174,000	AbbVie, Inc., 4.450%, 5/14/46	152,205
90,000	Allergan Funding SCS (Luxembourg),
	3.800%, 3/15/25	87,860
205,000	Allergan Sales LLC, 144a,
	5.000%, 12/15/21	210,924
185,000	Catholic Health Initiatives,
	4.200%, 8/1/23	187,609
142,000	Celgene Corp., 5.000%, 8/15/45	131,305
164,000	Cigna Corp., 144a, 4.375%, 10/15/28	164,915
200,000	CVS Health Corp., 4.300%, 3/25/28	195,522
130,000	CVS Health Corp., 5.125%, 7/20/45	126,543
160,000	Express Scripts Holding Co.,
	3.300%, 2/25/21	159,413
204,000	Shire Acquisitions Investments Ireland
	DAC (Ireland), 2.400%, 9/23/21	197,265

33

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 40.2% (Continued)

	Health Care — (Continued)
$138,000	Thermo Fisher Scientific, Inc.,
	3.600%, 8/15/21	$138,406
228,000	UnitedHealth Group, Inc.,
	2.375%, 10/15/22	221,002
140,000	Zimmer Biomet Holdings, Inc.,
	3.150%, 4/1/22	136,879
		2,167,129

	Consumer Staples — 3.5%
250,000	Anheuser-Busch Cos. LLC /
	Anheuser-Busch InBev Worldwide,
	Inc., 144a, 4.900%, 2/1/46	231,846
226,000	Cargill, Inc., 144a, 3.050%, 4/19/21	225,776
186,000	Conagra Brands, Inc., 4.850%, 11/1/28	182,907
167,000	General Mills, Inc., (3M LIBOR
	+1.010%), 3.459%, 10/17/23(A)	163,120
200,000	Grupo Bimbo SAB de CV (Mexico),
	144a, 4.500%, 1/25/22	203,700
292,000	Imperial Brands Finance PLC (United
	Kingdom), 144a, 4.250%, 7/21/25	287,206
130,000	Kraft Heinz Foods Co., 6.875%, 1/26/39	145,045
208,000	Moody's Corp., 2.750%, 12/15/21	203,985
192,000	Reynolds American, Inc.,
	4.450%, 6/12/25	185,133
106,000	Tyson Foods, Inc., 3.900%, 9/28/23	105,852
		1,934,570

	Consumer Discretionary — 3.4%
210,000	Aptiv PLC (Jersey), 3.150%, 11/19/20	207,900
230,000	AutoNation, Inc., 5.500%, 2/1/20	235,014
340,000	BMW US Capital LLC, 144a,
	3.100%, 4/12/21	336,732
226,000	Booking Holdings, Inc., 3.600%, 6/1/26	219,570
224,000	Dollar Tree, Inc., (3M LIBOR +0.700%),
	3.149%, 4/17/20(A)	222,571
40,000	Ford Motor Co., 4.750%, 1/15/43	30,847
112,000	Ford Motor Credit Co. LLC,
	4.140%, 2/15/23	106,457
146,000	General Motors Financial Co., Inc.,
	4.350%, 4/9/25	138,328
150,000	Home Depot, Inc. (The),
	5.950%, 4/1/41	184,067
224,000	Toyota Motor Credit Corp. MTN,
	2.950%, 4/13/21	224,034
		1,905,520

	Communication Services — 3.4%
195,000	Activision Blizzard, Inc.,
	4.500%, 6/15/47	174,933
105,000	AT&T, Inc., 3.950%, 1/15/25	102,675
40,000	AT&T, Inc., 4.350%, 6/15/45	33,803
125,000	AT&T, Inc., 4.500%, 5/15/35	112,225
124,000	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital,
	6.484%, 10/23/45	127,464
118,000	Comcast Corp., 4.000%, 3/1/48	107,525
165,000	Comcast Corp., 4.150%, 10/15/28	167,546
141,000	Cox Communications, Inc., 144a,
	3.350%, 9/15/26	130,087
142,000	Interpublic Group of Cos., Inc. (The),
	3.750%, 10/1/21	142,886
91,000	Qwest Corp., 6.750%, 12/1/21	93,043
212,000	Telecom Italia SpA/Milano (Italy),
	144a, 5.303%, 5/30/24	201,400
331,000	Verizon Communications, Inc.,
	5.012%, 4/15/49	329,809
153,000	Warner Media LLC, 3.800%, 2/15/27	143,560
		1,866,956

	Industrials — 2.9%
265,000	Burlington Northern Santa Fe LLC,
	5.750%, 5/1/40	310,333
200,000	CRH America Finance, Inc., 144a,
	4.500%, 4/4/48	177,774
226,000	Eagle Materials, Inc., 4.500%, 8/1/26	224,386
91,000	Embraer Netherlands Finance BV
	(Netherlands), 5.050%, 6/15/25	92,025
93,000	Embraer Netherlands Finance BV
	(Netherlands), 5.400%, 2/1/27	96,023
175,000	FedEx Corp., 5.100%, 1/15/44	172,281
2,156	United Airlines 2014-2 Class B Pass
	Through Trust, 4.625%, 9/3/22	2,144
150,000	Vulcan Materials Co., 4.500%, 4/1/25	149,006
210,000	Wabtec Corp., 4.700%, 9/15/28	196,950
200,000	Westrock Co., 144a, 4.650%, 3/15/26	203,056
		1,623,978

	Information Technology — 2.8%
235,000	Apple, Inc., 2.750%, 1/13/25	226,601
148,000	Apple, Inc., 4.650%, 2/23/46	156,664
205,000	Dell International LLC / EMC Corp.,
	144a, 6.020%, 6/15/26	205,927
175,000	Hewlett Packard Enterprise Co., 144a,
	2.100%, 10/4/19	173,028
85,000	Microsoft Corp., 3.500%, 2/12/35	81,124
210,000	NXP BV / NXP Funding LLC
	(Netherlands), 144a, 5.350%, 3/1/26	213,570
170,000	Oracle Corp., 2.650%, 7/15/26	157,549
200,000	QUALCOMM, Inc., 3.450%, 5/20/25	192,427
134,000	Visa, Inc., 4.150%, 12/14/35	138,584
		1,545,474

	Real Estate — 2.7%
208,000	Boston Properties LP REIT,
	3.200%, 1/15/25	198,614
185,000	Crown Castle International Corp. REIT,
	3.650%, 9/1/27	171,502
114,000	Kimco Realty Corp. REIT,
	3.125%, 6/1/23	110,260
61,000	Mid-America Apartments LP, REIT,
	3.750%, 6/15/24	60,425

34

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 40.2% (Continued)

	Real Estate — (Continued)
$193,000	Sabra Health Care LP REIT,
	5.125%, 8/15/26	$178,867
205,000	SL Green Operating Partnership LP
	REIT, 3.250%, 10/15/22	198,071
131,000	Spirit Realty LP REIT, 4.450%, 9/15/26	125,849
260,000	VEREIT Operating Partnership LP REIT,
	4.600%, 2/6/24	262,860
184,000	Welltower, Inc. REIT, 4.250%, 4/1/26	183,673
		1,490,121

	Utilities — 1.4%
69,000	DTE Energy Co., 3.700%, 8/1/23	68,517
200,000	Electricite de France SA (France), 144a,
	4.500%, 9/21/28	193,847
128,000	NextEra Energy Capital Holdings, Inc.,
	2.800%, 1/15/23	123,524
150,000	Oncor Electric Delivery Co. LLC,
	3.800%, 9/30/47	141,850
68,000	Pacific Gas & Electric Co., 144a,
	4.650%, 8/1/28	62,340
124,000	PacifiCorp., 5.750%, 4/1/37	148,028
82,000	WEC Energy Group, Inc., (3M LIBOR
	+2.113%), 4.729%, 5/15/67(A)	66,905
		805,011

	Materials — 1.2%
255,000	DowDuPont, Inc., 4.493%, 11/15/25	262,542
192,000	Sherwin-Williams Co. (The),
	4.500%, 6/1/47	173,139
238,000	Suzano Austria GmbH (Austria), 144a,
	5.750%, 7/14/26	242,760
		678,441
	Total Corporate Bonds	$22,411,210

	U.S. Treasury Obligations — 29.3%
2,575,000	U.S. Treasury Inflation Indexed Bonds,
	1.000%, 2/15/48	2,502,260
3,030,000	U.S. Treasury Inflation Indexed Notes,
	0.750%, 7/15/28	2,987,648
1,895,000	U.S. Treasury Note, 2.500%, 5/31/20	1,893,297
7,790,000	U.S. Treasury Note, 2.500%, 3/31/23	7,790,913
209,000	U.S. Treasury Note, 2.875%, 10/31/23	212,478
920,000	U.S. Treasury Note, 2.875%, 8/15/28	934,231
	Total U.S. Treasury Obligations	$16,320,827

	U.S. Government Mortgage-Backed
	Obligations — 9.9%
19,549	FHLMC, Pool #A56988, 5.500%, 2/1/37	21,068
118,526	FHLMC, Pool #A95946, 4.000%, 1/1/41	121,956
90,689	FHLMC, Pool #A96485, 4.500%, 1/1/41	94,956
28,082	FHLMC, Pool #G03217, 5.500%, 9/1/37	30,090
14,921	FHLMC, Pool #G03781, 6.000%, 1/1/38	16,283
62,691	FHLMC, Pool #J27931, 3.500%, 4/1/29	63,620
302,721	FHLMC, Pool #Q51274,
	4.000%, 10/1/47	308,768
6,375	FNMA, Pool #561741, 7.500%, 1/1/31	7,112
9,003	FNMA, Pool #889734, 5.500%, 6/1/37	9,691
11,563	FNMA, Pool #984256, 5.000%, 6/1/23	11,867
10,150	FNMA, Pool #995472, 5.000%, 11/1/23	10,385
65,317	FNMA, Pool #AB1149, 5.000%, 6/1/40	69,335
61,391	FNMA, Pool #AB1800, 4.000%, 11/1/40	63,125
101,565	FNMA, Pool #AD3795, 4.500%, 4/1/40	106,383
142,901	FNMA, Pool #AD9150, 5.000%, 8/1/40	151,692
198,302	FNMA, Pool #AE0548, 4.500%, 11/1/40	207,683
157,889	FNMA, Pool #AE4429, 4.000%, 10/1/40	162,302
12,255	FNMA, Pool #AH2666, 4.000%, 1/1/26	12,552
21,170	FNMA, Pool #AH3493, 4.000%, 2/1/26	21,697
263,755	FNMA, Pool #AJ5457, 4.000%, 11/1/41	271,209
251,949	FNMA, Pool #AL0054, 4.500%, 2/1/41	263,874
41,901	FNMA, Pool #AL2663, 4.000%, 1/1/26	42,911
238,118	FNMA, Pool #AS7813, 4.000%, 8/1/46	243,201
341,407	FNMA, Pool #AS8552, 3.000%, 12/1/36	337,735
605,013	FNMA, Pool #AS8855, 3.500%, 2/1/37	612,013
634,257	FNMA, Pool #BH6180, 4.000%, 7/1/47	646,736
295,405	FNMA, Pool #MA1175, 3.000%, 9/1/42	290,669
179,084	FNMA, Pool #MA1543, 3.500%, 8/1/33	182,414
160,957	FNMA, Pool #MA2177, 4.000%, 2/1/35	166,985
225,629	GNMA, Pool #4853, 4.000%, 11/20/40	233,039
150,942	GNMA, Pool #4883, 4.500%, 12/20/40	158,466
65,319	GNMA, Pool #736696, 4.500%, 5/15/40	68,055
306,484	GNMA, Pool #AD1745,
	3.000%, 2/20/43	302,548
227,987	GNMA, Pool #MA1157,
	3.500%, 7/20/43	230,583
	Total U.S. Government
	Mortgage-Backed Obligations	$5,541,003

Shares

	Exchange-Traded Fund — 4.7%
25,384	iShares JP Morgan USD Emerging
	Markets Bond ETF	$2,637,651

Principal
Amount

	Asset-Backed Securities — 4.4%
$249,353	CWHEQ Home Equity Loan Trust, Ser
	2007-S1, Class A5,
	6.018%, 11/25/36(A)(B)	246,806
241,866	Elara HGV Timeshare Issuer LLC, Ser
	2017-A, Class A, 144a,
	2.690%, 3/25/30	239,049
261,688	Jimmy Johns Funding LLC, Ser
	2017-1A, Class A2I, 144a,
	3.610%, 7/30/47	260,947
246,875	Jimmy Johns Funding LLC, Ser
	2017-1A, Class A2II, 144a,
	4.846%, 7/30/47	250,015
155,000	SBA Tower Trust, 144a,
	2.898%, 10/15/44(A)(B)	154,086

35

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Asset-Backed Securities — 4.4% (Continued)
$140,645	Sonic Capital LLC, Ser 2016-1A, Class
	A2, 144a, 4.472%, 5/20/46	$142,700
94,838	SpringCastle America Funding LLC,
	Ser 2016-AA, Class A, 144a,
	3.050%, 4/25/29	93,921
325,000	Towd Point Mortgage Trust, Ser
	2015-3, Class A2, 144a,
	4.000%, 3/25/54(A)(B)	329,738
380,000	Voya CLO Ltd. (Cayman Islands), Ser
	2017-4A, Class A1, 144a, (3M LIBOR
	+1.130%), 3.566%, 10/15/30(A)	373,380
396,000	Wendys Funding LLC, Ser 2018-1A,
	Class A2I, 144a, 3.573%, 3/15/48	379,503
	Total Asset-Backed Securities	$2,470,145

	Non-Agency Collateralized Mortgage
	Obligations — 3.3%
243,580	CSMC Trust, Ser 2018-RPL9, Class A,
	144a, 3.850%, 9/25/57(A)(B)	246,540
4,268	Deutsche ALT-A Securities, Inc.
	Alternate Loan Trust, Ser 2003-2XS,
	Class A6, 5.470%, 9/25/33(A)(B)	4,284
431,181	EverBank Mortgage Loan Trust, Ser
	2013-1, Class B1, 144a,
	3.494%, 3/25/43(A)(B)	429,524
144,064	PMT Loan Trust, Ser 2013-J1, Class A11,
	144a, 3.500%, 9/25/43(A)(B)	142,532
97,994	Residential Asset Securitization Trust,
	Ser 2006-A1, Class 1A3,
	6.000%, 4/25/36	72,148
264,479	Sequoia Mortgage Trust, Ser 2013-1,
	Class B1, 3.647%, 2/25/43(A)(B)	265,241
245,150	Sequoia Mortgage Trust, Ser 2013-10,
	Class B2, 144a, 3.560%, 8/25/43(A)(B)	244,310
341,215	Sequoia Mortgage Trust, Ser 2013-5,
	Class B1, 144a, 3.508%, 5/25/43(A)(B)	342,474
67,508	Structured Asset Securities Corp. Trust,
	Ser 2005-17, Class 5A1,
	5.500%, 10/25/35	51,606
46,004	Washington Mutual Alternative
	Mortgage Pass-Through
	Certificates, Ser 2005-9, Class 2A4,
	5.500%, 11/25/35	42,135
	Total Non-Agency Collateralized
	Mortgage Obligations	$1,840,794

	Agency Collateralized Mortgage
	Obligations — 2.4%
325,000	FHLMC REMIC, Ser 4092, Class AY,
	3.000%, 8/15/32	313,686
89,969	FNMA REMIC, Ser 2015-51, Class KC,
	3.000%, 6/25/45	89,473
228,000	FNMA REMIC, Ser 2016-102, Class AY,
	3.000%, 1/25/37	219,433
160,000	FNMA REMIC, Ser 2017-83, Class DL,
	3.000%, 10/25/37	153,838
554,445	FNMA REMIC, Ser 2017-90, Class KA,
	3.000%, 11/25/47	556,288
	Total Agency Collateralized
	Mortgage Obligations	$1,332,718

	Sovereign Bonds — 1.2%
200,000	Mexico Government International
	Bond, 4.350%, 1/15/47	171,400
220,000	Province of Alberta Canada, 2.200%,
	7/26/22	215,073
208,000	Province of Ontario Canada, 1.875%,
	5/21/20	205,638
73,000	Uruguay Government International
	Bond, 4.975%, 4/20/55	69,424
	Total Sovereign Bonds	$661,535

	Commercial Mortgage-Backed Securities — 1.3%
360,000	DBUBS Mortgage Trust, Ser
	2017-BRBK, Class B, 144a,
	3.530%, 10/10/34(A)(B)	353,191
375,000	GS Mortgage Securities Corp. II, Ser
	2017-SLP, Class B, 144a,
	3.772%, 10/10/32	377,573
	Total Commercial
	Mortgage-Backed Securities	$730,764

	Municipal Bond — 0.6%

	New York — 0.6%
320,000	NY Housing Development Corp., Ref 8
	Spruce Street Class B,
	3.864%, 2/15/48(A)(B)	$320,816

Shares

	Preferred Stock — 0.4%

	Utilities — 0.4%
8,129	Integrys Holding, Inc., 6.000%, 8/1/73	$192,251

	Short-Term Investment Fund — 1.4%
760,743	Dreyfus Government Cash
	Management, Institutional Shares,
	2.29%∞Ω	$760,743

	Total Investment Securities —99.1%
	(Cost $55,948,145)	$55,220,457

	Other Assets in
	Excess of Liabilities — 0.9%	528,294
	Net Assets — 100.0%	$55,748,751

36

Touchstone Active Bond Fund (Continued)

(A)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2018.

(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2018.

Portfolio Abbreviations:

CLO - Collateralized Loan Obligation

DAC - Designated Activity Company

ETF - Exchange-Traded Fund

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

MTN -Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

USD - United States Dollar

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, these securities were valued at $8,489,328 or 15.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$22,411,210	$—	$22,411,210
U.S. Treasury Obligations	—	16,320,827	—	16,320,827
U.S. Government Mortgage-Backed Obligations	—	5,541,003	—	5,541,003
Exchange-Traded Fund	2,637,651	—	—	2,637,651
Asset-Backed Securities	—	2,470,145	—	2,470,145
Non-Agency Collateralized Mortgage Obligations	—	1,840,794	—	1,840,794
Agency Collateralized Mortgage Obligations	—	1,332,718	—	1,332,718
Sovereign Bonds	—	661,535	—	661,535
Commercial Mortgage-Backed Securities	—	730,764	—	730,764
Municipal Bond	—	320,816	—	320,816
Preferred Stock	192,251	—	—	192,251
Short-Term Investment Fund	760,743	—	—	760,743
Other Financial Instruments*
Futures Interest Rate Contracts	84,911	—	—	84,911
Total Assets	$3,675,556	$51,629,812	$—	$55,305,368

37

Touchstone Active Bond Fund (Continued)

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments*
Futures Interest Rate Contracts	$98,331	$—	$—	$98,331
Total	$3,577,225	$51,629,812	$—	$55,207,037

*Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation (depreciation) on futures contracts.

Futures Contracts

At December 31, 2018, $18,889 was segregated with the broker as collateral for futures contracts. The Fund had the following futures contracts, brokered by Wells Fargo, open at December 31, 2018:

				Value and
				Unrealized
	Expiration		Notional	Appreciation/
Description	Date	Number of Contracts	Amount	(Depreciation)
Short Futures:
5-Year US Note Futures	4/3/2019	60	$6,782,813	$(98,331)
Long Futures:
2-Year US Note Futures	4/3/2019	67	$14,140,141	84,911
				$(13,420)

See accompanying Notes to Financial Statements.

38

Portfolio of Investments

Touchstone Balanced Fund – December 31, 2018

		Market
Shares		Value

	Common Stocks — 65.0%

	Information Technology — 12.6%
5,567	Microsoft Corp.	$565,440
2,869	Apple, Inc.	452,556
2,731	salesforce.com, Inc.*	374,065
7,181	Oracle Corp.	324,222
4,292	Avnet, Inc.	154,941
1,250	International Business Machines Corp.	142,088
		2,013,312

	Financials — 11.3%
5,011	Berkshire Hathaway, Inc. - Class B*	1,023,146
6,193	Brookfield Asset Management, Inc.
	(Canada) - Class A	237,502
8,450	Bank of America Corp.	208,208
1,128	Goldman Sachs Group, Inc. (The)	188,432
1,435	Signature Bank/NewYork NY	147,532
		1,804,820

	Communication Services — 10.6%
458	Alphabet, Inc. - Class C*	474,309
2,486	Facebook, Inc. - Class A*	325,890
6,749	Twenty-First Century Fox, Inc. - Class A	324,762
6,110	Comcast Corp. - Class A	208,046
6,447	AT&T, Inc.	183,997
594	Charter Communications, Inc. - Class A*	169,272
		1,686,276

	Consumer Discretionary — 9.0%
422	Amazon.com, Inc.*	633,831
3,518	Starbucks Corp.	226,559
3,744	Carnival Corp.	184,579
90	Booking Holdings, Inc.*	155,018
4,257	Yum China Holdings, Inc. (China)	142,737
4,760	JD.com, Inc. (China) ADR*	99,627
		1,442,351

	Health Care — 8.7%
4,311	Novartis AG (Switzerland) ADR	369,927
2,248	Johnson & Johnson	290,104
890	Biogen, Inc.*	267,819
4,994	Bristol-Myers Squibb Co.	259,588
2,668	AmerisourceBergen Corp.	198,499
		1,385,937

	Industrials — 4.9%
2,069	United Technologies Corp.	220,307
1,543	Union Pacific Corp.	213,289
4,569	Johnson Controls International PLC	135,471
2,887	Stericycle, Inc.*	105,924
13,578	General Electric Co.	102,785
		777,776

	Real Estate — 2.9%
1,574	Simon Property Group, Inc. REIT	264,416
1,571	Jones Lang LaSalle, Inc. REIT	198,889
		463,305

	Consumer Staples — 2.7%
3,839	Unilever NV (United Kingdom)	206,538
2,761	Monster Beverage Corp.*	135,896
914	JM Smucker Co. (The)	85,450
		427,884

	Energy — 2.3%
2,491	Exxon Mobil Corp.	169,861
3,317	Schlumberger Ltd.	119,677
3,229	Halliburton Co.	85,827
		375,365
	Total Common Stocks	$10,377,026

Principal
Amount

	Corporate Bonds — 13.6%

	Financials — 3.0%
$3,000	Allstate Corp. (The), Ser B,
	5.750%, 8/15/53	2,925
24,000	American Express Co.,
	3.000%, 10/30/24	22,967
50,000	Bank of America Corp. MTN,
	4.000%, 1/22/25	48,707
24,000	Bank of Montreal (Canada),
	3.803%, 12/15/32	22,224
24,000	Bank of New York Mellon Corp. (The)
	MTN, 2.950%, 1/29/23	23,622
22,000	BB&T Corp. MTN, 2.850%, 10/26/24	21,137
18,000	Citigroup, Inc., 3.300%, 4/27/25	17,094
11,000	Citigroup, Inc., 4.750%, 5/18/46	10,169
18,000	Fifth Third Bancorp, 2.875%, 7/27/20	17,896
20,000	Goldman Sachs Group, Inc. (The), (3M
	LIBOR +1.000%), 3.487%, 7/24/23(A)	19,434
32,000	Goldman Sachs Group, Inc. (The),
	3.691%, 6/5/28	29,740
32,000	Huntington Bancshares, Inc./OH,
	4.000%, 5/15/25	32,167
10,000	JPMorgan Chase & Co., (3M LIBOR
	+0.730%), 3.207%, 4/23/24(A)	9,661
15,000	JPMorgan Chase & Co.,
	3.250%, 9/23/22	14,881
25,000	JPMorgan Chase & Co.,
	3.509%, 1/23/29	23,673
17,000	Morgan Stanley, 3.737%, 4/24/24	16,855
25,000	Morgan Stanley, 3.950%, 4/23/27	23,570
18,000	Northwestern Mutual Life Insurance
	Co. (The), 144a, 3.850%, 9/30/47	16,300
17,000	Prudential Financial, Inc.,
	5.625%, 6/15/43	16,649
24,000	Royal Bank of Canada (Canada) MTN,
	3.200%, 4/30/21	23,998
20,000	SunTrust Banks, Inc., 4.000%, 5/1/25	20,064
17,000	Visa, Inc., 4.150%, 12/14/35	17,582
30,000	Wells Fargo & Co., 4.125%, 8/15/23	30,177
		481,492

39

Touchstone Balanced Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 13.6% (Continued)

	Energy — 1.8%
$23,000	Boardwalk Pipelines LP,
	4.450%, 7/15/27	$21,236
17,000	Cenovus Energy, Inc. (Canada),
	4.250%, 4/15/27	15,484
16,000	Columbia Pipeline Group, Inc.,
	4.500%, 6/1/25	16,115
24,000	Enbridge, Inc. (Canada), (3M LIBOR
	+0.700%), 3.488%, 6/15/20(A)	23,917
21,000	Energy Transfer Partners LP,
	4.950%, 6/15/28	20,547
14,000	EOG Resources, Inc., 3.900%, 4/1/35	13,218
25,000	Kinder Morgan Energy Partners LP,
	3.500%, 9/1/23	24,284
23,000	Midcontinent Express Pipeline LLC,
	144a, 6.700%, 9/15/19	23,216
16,000	Newfield Exploration Co.,
	5.375%, 1/1/26	15,680
20,000	NGPL PipeCo LLC, 144a,
	7.768%, 12/15/37	22,800
17,000	Petroleos Mexicanos (Mexico),
	4.500%, 1/23/26	14,654
5,000	Petroleos Mexicanos (Mexico),
	5.350%, 2/12/28	4,363
15,000	Petroleos Mexicanos (Mexico),
	6.350%, 2/12/48	12,000
20,000	Sabine Pass Liquefaction LLC,
	5.000%, 3/15/27	20,067
20,000	Shell International Finance BV
	(Netherlands), 1.875%, 5/10/21	19,480
16,000	Valero Energy Corp., 4.350%, 6/1/28	15,851
		282,912

	Consumer Discretionary — 1.4%
22,000	Aptiv PLC (Jersey), 3.150%, 11/19/20	21,780
20,000	AutoNation, Inc., 5.500%, 2/1/20	20,436
36,000	BMW US Capital LLC, 144a,
	3.100%, 4/12/21	35,654
24,000	Booking Holdings, Inc., 3.600%, 6/1/26	23,317
24,000	Dollar Tree, Inc., (3M LIBOR +0.700%),
	3.149%, 4/17/20(A)	23,847
7,000	Ford Motor Co., 4.750%, 1/15/43	5,398
12,000	Ford Motor Credit Co. LLC,
	4.140%, 2/15/23	11,406
32,000	General Motors Financial Co., Inc.,
	3.950%, 4/13/24	30,391
9,000	General Motors Financial Co., Inc.,
	4.350%, 4/9/25	8,527
20,000	Home Depot, Inc. (The),
	5.950%, 4/1/41	24,542
24,000	Toyota Motor Credit Corp. MTN,
	2.950%, 4/13/21	24,004
		229,302

	Health Care — 1.4%
7,000	Abbott Laboratories,
	3.750%, 11/30/26	6,913
20,000	AbbVie, Inc., 4.450%, 5/14/46	17,495
15,000	Allergan Funding SCS (Luxembourg),
	3.800%, 3/15/25	14,643
18,000	Allergan Sales LLC, 144a,
	5.000%, 12/15/21	18,520
17,000	Celgene Corp., 5.000%, 8/15/45	15,720
16,000	Cigna Corp., 144a, 4.375%, 10/15/28	16,089
23,000	CVS Health Corp., 4.300%, 3/25/28	22,485
13,000	CVS Health Corp., 5.125%, 7/20/45	12,654
17,000	Express Scripts Holding Co.,
	3.300%, 2/25/21	16,938
30,000	Johnson & Johnson, 2.900%, 1/15/28	28,753
14,000	Thermo Fisher Scientific, Inc.,
	3.600%, 8/15/21	14,041
24,000	UnitedHealth Group, Inc.,
	2.375%, 10/15/22	23,263
15,000	Zimmer Biomet Holdings, Inc.,
	3.150%, 4/1/22	14,666
		222,180

	Information Technology — 1.2%
75,000	Apple, Inc., 2.750%, 1/13/25	72,319
24,000	Apple, Inc., 4.650%, 2/23/46	25,405
21,000	Dell International LLC / EMC Corp.,
	144a, 6.020%, 6/15/26	21,095
11,000	Microsoft Corp., 3.500%, 2/12/35	10,498
20,000	NXP BV / NXP Funding LLC
	(Netherlands), 144a, 5.350%, 3/1/26	20,340
20,000	Oracle Corp., 2.650%, 7/15/26	18,535
18,000	QUALCOMM, Inc., 3.450%, 5/20/25	17,318
		185,510

	Real Estate — 1.0%
24,000	Boston Properties LP REIT,
	3.200%, 1/15/25	22,917
22,000	Crown Castle International Corp.,
	3.650%, 9/1/27	20,395
12,000	Kimco Realty Corp. REIT,
	3.125%, 6/1/23	11,606
15,000	Mid-America Apartments LP,
	3.750%, 6/15/24	14,859
17,000	Sabra Health Care LP REIT,
	5.125%, 8/15/26	15,755
25,000	SL Green Operating Partnership LP,
	3.250%, 10/15/22	24,155
14,000	Spirit Realty LP REIT, 4.450%, 9/15/26	13,450
27,000	VEREIT Operating Partnership LP REIT,
	4.600%, 2/6/24	27,297
16,000	Welltower, Inc. REIT, 4.250%, 4/1/26	15,972
		166,406

	Communication Services — 1.0%
20,000	Activision Blizzard, Inc.,
	4.500%, 6/15/47	17,942

40

Touchstone Balanced Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 13.6% (Continued)

	Communication Services — (Continued)
$20,000	AT&T, Inc., 4.350%, 6/15/45	$16,901
21,000	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital,
	6.484%, 10/23/45	21,587
14,000	Comcast Corp., 4.000%, 3/1/48	12,757
15,000	Comcast Corp., 4.150%, 10/15/28	15,232
14,000	Cox Communications, Inc., 144a,
	3.350%, 9/15/26	12,916
15,000	Interpublic Group of Cos., Inc. (The),
	3.750%, 10/1/21	15,094
13,000	Qwest Corp., 6.750%, 12/1/21	13,292
25,000	Verizon Communications, Inc.,
	5.012%, 4/15/49	24,910
15,000	Warner Media LLC, 3.800%, 2/15/27	14,075
		164,706

	Industrials — 1.0%
25,000	Burlington Northern Santa Fe LLC,
	5.750%, 5/1/40	29,277
23,000	Eagle Materials, Inc., 4.500%, 8/1/26	22,836
12,000	Embraer Netherlands Finance BV
	(Netherlands), 5.050%, 6/15/25	12,135
7,000	Embraer Netherlands Finance BV
	(Netherlands), 5.400%, 2/1/27	7,228
16,000	FedEx Corp., 5.100%, 1/15/44	15,751
28,000	General Electric Co., 4.125%, 10/9/42	21,878
25,000	Wabtec Corp., 4.700%, 9/15/28	23,446
20,000	Westrock Co., 144a, 4.650%, 3/15/26	20,306
		152,857

	Consumer Staples — 0.9%
26,000	Anheuser-Busch Cos. LLC /
	Anheuser-Busch InBev Worldwide,
	Inc., 144a, 4.900%, 2/1/46	24,112
24,000	Cargill, Inc., 144a, 3.050%, 4/19/21	23,976
20,000	Conagra Brands, Inc., 4.850%, 11/1/28	19,667
16,000	General Mills, Inc., (3M LIBOR
	+1.010%), 3.459%, 10/17/23(A)	15,628
15,000	Kraft Heinz Foods Co., 6.875%, 1/26/39	16,736
8,000	Kroger Co. (The), 5.000%, 4/15/42	7,615
6,000	Moody's Corp., 2.750%, 12/15/21	5,884
20,000	Reynolds American, Inc.,
	4.450%, 6/12/25	19,285
10,000	Tyson Foods, Inc., 3.900%, 9/28/23	9,986
		142,889

	Utilities — 0.7%
15,000	Duke Energy Progress LLC,
	4.150%, 12/1/44	14,562
17,000	Fortis, Inc. (Canada), 3.055%, 10/4/26	15,519
14,000	NextEra Energy Capital Holdings, Inc.,
	2.800%, 1/15/23	13,510

16,000	Oncor Electric Delivery Co. LLC,
	3.800%, 9/30/47	15,131
7,000	Pacific Gas & Electric Co., 144a,
	4.650%, 8/1/28	6,417
27,000	PacifiCorp., 5.750%, 4/1/37	32,232
8,000	WEC Energy Group, Inc., (3M LIBOR
	+2.113%), 4.729%, 5/15/67(A)	6,527
		103,898

	Materials — 0.2%
22,000	DowDuPont, Inc., 4.493%, 11/15/25	22,651
19,000	Sherwin-Williams Co. (The),
	4.500%, 6/1/47	17,134
		39,785
	Total Corporate Bonds	$2,171,937

	U.S. Treasury Obligations — 10.4%
260,000	U.S. Treasury Inflation Indexed Bonds,
	1.000%, 2/15/48	252,655
315,000	U.S. Treasury Inflation Indexed Notes,
	0.750%, 7/15/28	310,597
310,000	U.S. Treasury Note, 2.500%, 5/31/20	309,722
633,000	U.S. Treasury Note, 2.500%, 3/31/23	633,074
150,000	U.S. Treasury Note, 2.875%, 8/15/28	152,320
	Total U.S. Treasury Obligations	$1,658,368

	U.S. Government Mortgage-Backed Obligations — 7.7%
269,212	FHLMC, Pool #G05624, 4.500%, 9/1/39	280,752
173,321	FHLMC, Pool #Q29260,
	4.000%, 10/1/44	177,152
106,918	FNMA, Pool #725423, 5.500%, 5/1/34	115,125
102,569	FNMA, Pool #725610, 5.500%, 7/1/34	110,469
25,969	FNMA, Pool #890310, 4.500%, 12/1/40	27,201
103,698	FNMA, Pool #AD9193, 5.000%, 9/1/40	110,074
404,893	FNMA, Pool #AL5718, 3.500%, 9/1/44	406,799
	Total U.S. Government Mortgage-Backed Obligations	$1,227,572

Shares

	Exchange-Traded Fund — 1.8%
2,738	iShares JP Morgan USD Emerging
	Markets Bond ETF	$284,506

Principal
Amount

	Sovereign Bonds — 0.2%
$20,000	Province of Alberta Canada, 2.200%,
	7/26/22	19,552
22,000	Province of Ontario Canada, 1.875%,
	5/21/20	21,750
	Total Sovereign Bonds	$41,302

41

Touchstone Balanced Fund (Continued)

		Market
Shares		Value

	Preferred Stock — 0.1%

	Utilities — 0.1%
817	Integrys Holding, Inc., 6.000%, 8/1/73	$19,322

	Short-Term Investment Fund — 1.2%
196,249	Dreyfus Government Cash
	Management, Institutional Shares,
	2.29%∞Ω	$196,249

	Total Investment Securities —100.0%
	(Cost $15,459,158)	$15,976,282

	Liabilities in Excess of Other Assets — 0.0%	(5,595)
	Net Assets — 100.0%	$15,970,687

(A)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2018.

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2018.

Portfolio Abbreviations:

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

USD - United States Dollar

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, these securities were valued at $261,741 or 1.6% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$10,377,026	$—	$—	$10,377,026
Corporate Bonds	—	2,171,937	—	2,171,937
U.S. Treasury Obligations	—	1,658,368	—	1,658,368
U.S. Government Mortgage-Backed Obligations	—	1,227,572	—	1,227,572
Exchange-Traded Fund	284,506	—	—	284,506
Sovereign Bonds	—	41,302	—	41,302
Preferred Stock	19,322	—	—	19,322
Short-Term Investment Fund	196,249	—	—	196,249
Total	$10,877,103	$5,099,179	$—	$15,976,282

See accompanying Notes to Financial Statements.

42

Portfolio of Investments

Touchstone Bond Fund – December 31, 2018

Principal		Market
Amount		Value

	Corporate Bonds — 42.5%

	Financials — 11.7%
$29,000	Allstate Corp. (The), Ser B,
	5.750%, 8/15/53	$28,275
183,000	American Express Co.,
	3.000%, 10/30/24	175,120
150,000	Bank of America Corp.,
	3.705%, 4/24/28	143,890
221,000	Bank of America Corp. MTN,
	4.000%, 1/22/25	215,286
170,000	Bank of Montreal (Canada),
	3.803%, 12/15/32	157,420
170,000	Bank of New York Mellon Corp. (The)
	MTN, 2.950%, 1/29/23	167,324
175,000	Bank of Nova Scotia (The), (Canada),
	(3M LIBOR +0.620%),
	3.424%, 9/19/22(A)	173,222
200,000	Barclays PLC (United Kingdom),
	4.610%, 2/15/23	198,312
168,000	BB&T Corp. MTN, 2.850%, 10/26/24	161,409
139,000	Citigroup, Inc., 3.300%, 4/27/25	132,002
85,000	Citigroup, Inc., 4.750%, 5/18/46	78,579
142,000	Fifth Third Bancorp, 2.875%, 7/27/20	141,181
200,000	GE Capital International Funding Co.
	Unlimited Co. (Ireland),
	4.418%, 11/15/35	167,513
400,000	Goldman Sachs Group, Inc. (The), (3M
	LIBOR +1.000%), 3.487%, 7/24/23(A)	388,675
99,000	Goldman Sachs Group, Inc. (The),
	3.691%, 6/5/28	92,008
147,000	Goldman Sachs Group, Inc. (The),
	5.250%, 7/27/21	152,600
238,000	Huntington Bancshares, Inc./OH,
	4.000%, 5/15/25	239,243
105,000	JPMorgan Chase & Co., (3M LIBOR
	+0.730%), 3.207%, 4/23/24(A)	101,445
112,000	JPMorgan Chase & Co.,
	3.250%, 9/23/22	111,111
181,000	JPMorgan Chase & Co.,
	3.509%, 1/23/29	171,390
200,000	Lloyds Banking Group PLC (United
	Kingdom), 3.574%, 11/7/28	177,905
120,000	Morgan Stanley, 3.737%, 4/24/24	118,978
199,000	Morgan Stanley, 3.950%, 4/23/27	187,616
125,000	Northwestern Mutual Life Insurance
	Co. (The), 144a, 3.850%, 9/30/47	113,194
250,000	PNC Bank NA, 2.700%, 11/1/22	242,938
140,000	Prudential Financial, Inc.,
	5.625%, 6/15/43	137,106
178,000	Royal Bank of Canada (Canada) MTN,
	3.200%, 4/30/21	177,982
160,000	SunTrust Banks, Inc., 4.000%, 5/1/25	160,514
128,000	Visa, Inc., 4.150%, 12/14/35	132,379
117,000	Wells Fargo & Co., 2.100%, 7/26/21	113,347
113,000	Wells Fargo & Co., 4.125%, 8/15/23	113,667
		4,871,631

	Energy — 4.4%
177,000	Boardwalk Pipelines LP,
	4.450%, 7/15/27	163,425
143,000	Cenovus Energy, Inc. (Canada),
	4.250%, 4/15/27	130,248
154,000	Cheniere Corpus Christi Holdings LLC,
	7.000%, 6/30/24	162,470
127,000	Columbia Pipeline Group, Inc.,
	4.500%, 6/1/25	127,915
172,000	Enbridge, Inc. (Canada), (3M LIBOR
	+0.700%), 3.488%, 6/15/20(A)	171,405
162,000	Energy Transfer Partners LP,
	4.950%, 6/15/28	158,503
105,000	EOG Resources, Inc., 3.900%, 4/1/35	99,131
185,000	Kinder Morgan Energy Partners LP,
	3.500%, 9/1/23	179,704
120,000	Newfield Exploration Co.,
	5.375%, 1/1/26	117,600
128,000	Petroleos Mexicanos (Mexico),
	4.500%, 1/23/26	110,336
165,000	Petroleos Mexicanos (Mexico),
	5.350%, 2/12/28	143,962
166,000	Shell International Finance BV
	(Netherlands), 1.875%, 5/10/21	161,682
128,000	Valero Energy Corp., 4.350%, 6/1/28	126,805
		1,853,186

	Communication Services — 3.9%
148,000	Activision Blizzard, Inc.,
	4.500%, 6/15/47	132,769
60,000	AT&T, Inc., 3.950%, 1/15/25	58,671
37,000	AT&T, Inc., 4.350%, 6/15/45	31,267
116,000	AT&T, Inc., 4.500%, 5/15/35	104,145
167,000	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital,
	6.484%, 10/23/45	171,666
94,000	Comcast Corp., 4.000%, 3/1/48	85,655
125,000	Comcast Corp., 4.150%, 10/15/28	126,929
110,000	Cox Communications, Inc., 144a,
	3.350%, 9/15/26	101,486
112,000	Interpublic Group of Cos., Inc. (The),
	3.750%, 10/1/21	112,699
106,000	Qwest Corp., 6.750%, 12/1/21	108,380
200,000	Telecom Italia SpA/Milano (Italy),
	144a, 5.303%, 5/30/24	190,000
62,000	Verizon Communications, Inc.,
	4.672%, 3/15/55	56,935
125,000	Verizon Communications, Inc.,
	5.012%, 4/15/49	124,550
260,000	Warner Media LLC, 3.800%, 2/15/27	243,959
		1,649,111

	Health Care — 3.8%
49,000	Abbott Laboratories,
	3.750%, 11/30/26	48,392
155,000	AbbVie, Inc., 4.450%, 5/14/46	135,584

43

Touchstone Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 42.5% (Continued)

	Health Care — (Continued)
$108,000	Allergan Funding SCS (Luxembourg),
	3.800%, 3/15/25	$105,432
100,000	Allergan Sales LLC, 144a,
	5.000%, 12/15/21	102,890
131,000	Celgene Corp., 5.000%, 8/15/45	121,133
128,000	Cigna Corp., 144a, 4.375%, 10/15/28	128,714
120,000	CVS Health Corp., 4.300%, 3/25/28	117,313
100,000	CVS Health Corp., 5.125%, 7/20/45	97,341
136,000	Express Scripts Holding Co.,
	3.300%, 2/25/21	135,501
39,000	Medtronic Global Holdings SCA
	(Luxembourg), 3.350%, 4/1/27	38,200
169,000	Shire Acquisitions Investments Ireland
	DAC (Ireland), 2.400%, 9/23/21	163,420
110,000	Thermo Fisher Scientific, Inc.,
	3.600%, 8/15/21	110,324
182,000	UnitedHealth Group, Inc.,
	2.375%, 10/15/22	176,414
118,000	Zimmer Biomet Holdings, Inc.,
	3.150%, 4/1/22	115,370
		1,596,028

	Consumer Discretionary — 3.8%
173,000	Aptiv PLC (Jersey), 3.150%, 11/19/20	171,270
270,000	BMW US Capital LLC, 144a,
	3.100%, 4/12/21	267,405
178,000	Booking Holdings, Inc., 3.600%, 6/1/26	172,935
178,000	Dollar Tree, Inc., (3M LIBOR +0.700%),
	3.149%, 4/17/20(A)	176,865
47,000	Ford Motor Co., 4.750%, 1/15/43	36,246
89,000	Ford Motor Credit Co. LLC,
	4.140%, 2/15/23	84,595
158,000	General Motors Financial Co., Inc.,
	3.200%, 7/13/20	156,039
90,000	General Motors Financial Co., Inc.,
	3.950%, 4/13/24	85,474
98,000	General Motors Financial Co., Inc.,
	4.350%, 4/9/25	92,851
137,000	Home Depot, Inc. (The),
	5.950%, 4/1/41	168,114
178,000	Toyota Motor Credit Corp. MTN,
	2.950%, 4/13/21	178,027
		1,589,821

	Consumer Staples — 3.7%
250,000	Anheuser-Busch Cos. LLC /
	Anheuser-Busch InBev Worldwide,
	Inc., 144a, 4.900%, 2/1/46	231,846
180,000	Cargill, Inc., 144a, 3.050%, 4/19/21	179,822
136,000	Conagra Brands, Inc., 4.850%, 11/1/28	133,739
128,000	General Mills, Inc., (3M LIBOR
	+1.010%), 3.459%, 10/17/23(A)	125,026
160,000	Grupo Bimbo SAB de CV (Mexico),
	144a, 4.500%, 1/25/22	162,960
203,000	Imperial Brands Finance PLC (United
	Kingdom), 144a, 4.250%, 7/21/25	199,667
115,000	Kraft Heinz Foods Co., 6.875%, 1/26/39	128,309
155,000	Moody's Corp., 2.750%, 12/15/21	152,008
149,000	Reynolds American, Inc.,
	4.450%, 6/12/25	143,671
82,000	Tyson Foods, Inc., 3.900%, 9/28/23	81,886
		1,538,934

	Real Estate — 3.1%
166,000	Boston Properties LP REIT,
	3.200%, 1/15/25	158,509
167,000	Crown Castle International Corp. REIT,
	3.650%, 9/1/27	154,816
90,000	Kimco Realty Corp. REIT,
	3.125%, 6/1/23	87,048
120,000	Mid-America Apartments LP REIT,
	3.750%, 6/15/24	118,868
152,000	Sabra Health Care LP REIT,
	5.125%, 8/15/26	140,869
186,000	SL Green Operating Partnership LP
	REIT, 3.250%, 10/15/22	179,713
101,000	Spirit Realty LP REIT, 4.450%, 9/15/26	97,028
204,000	VEREIT Operating Partnership LP REIT,
	4.600%, 2/6/24	206,244
130,000	Welltower, Inc. REIT, 4.250%, 4/1/26	129,769
		1,272,864

	Industrials — 2.5%
200,000	CRH America Finance, Inc., 144a,
	4.500%, 4/4/48	177,774
174,000	Eagle Materials, Inc., 4.500%, 8/1/26	172,757
72,000	Embraer Netherlands Finance BV
	(Netherlands), 5.050%, 6/15/25	72,811
71,000	Embraer Netherlands Finance BV
	(Netherlands), 5.400%, 2/1/27	73,308
119,000	Roper Technologies, Inc.,
	3.000%, 12/15/20	118,227
138,000	Vulcan Materials Co., 4.500%, 4/1/25	137,086
165,000	Wabtec Corp., 4.700%, 9/15/28	154,747
152,000	Westrock Co., 144a, 4.650%, 3/15/26	154,323
		1,061,033

	Information Technology — 2.4%
148,000	Apple, Inc., 2.750%, 1/13/25	142,710
185,000	Apple, Inc., 4.650%, 2/23/46	195,830
162,000	Dell International LLC / EMC Corp.,
	144a, 6.020%, 6/15/26	162,733
88,000	Microsoft Corp., 3.500%, 2/12/35	83,988
158,000	NXP BV / NXP Funding LLC
	(Netherlands), 144a, 5.350%, 3/1/26	160,686
142,000	Oracle Corp., 2.650%, 7/15/26	131,600
140,000	QUALCOMM, Inc., 3.450%, 5/20/25	134,699
		1,012,246

44

Touchstone Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 42.5% (Continued)

	Materials — 1.8%
$200,000	Braskem America Finance Co., 144a,
	7.125%, 7/22/41	$216,900
195,000	DowDuPont, Inc., 4.493%, 11/15/25	200,767
146,000	Sherwin-Williams Co. (The),
	4.500%, 6/1/47	131,658
200,000	Suzano Austria GmbH (Austria), 144a,
	5.750%, 7/14/26	204,000
		753,325

	Utilities — 1.4%
54,000	DTE Energy Co., Series D,
	3.700%, 8/1/23	53,622
101,000	Duke Energy Progress LLC,
	4.150%, 12/1/44	98,052
136,000	Fortis, Inc. (Canada), 3.055%, 10/4/26	124,153
102,000	NextEra Energy Capital Holdings, Inc.,
	2.800%, 1/15/23	98,434
123,000	Oncor Electric Delivery Co. LLC,
	3.800%, 9/30/47	116,317
54,000	Pacific Gas & Electric Co., 144a,
	4.650%, 8/1/28	49,505
62,000	WEC Energy Group, Inc., (3M LIBOR
	+2.113%), 4.729%, 5/15/67(A)	50,586
		590,669
	Total Corporate Bonds	$17,788,848

	U.S. Government Mortgage-Backed Obligations — 20.1%
504,772	FHLMC, Pool #G05624, 4.500%, 9/1/39	526,409
675,148	FHLMC, Pool #Q29056,
	4.000%, 10/1/44	690,046
284,053	FHLMC, Pool #Q29260,
	4.000%, 10/1/44	290,333
402,351	FNMA, Pool #725423, 5.500%, 5/1/34	433,233
379,885	FNMA, Pool #725610, 5.500%, 7/1/34	409,145
345,660	FNMA, Pool #AD9193, 5.000%, 9/1/40	366,912
501,584	FNMA, Pool #AL5718, 3.500%, 9/1/44	503,945
503,582	FNMA, Pool #AR9195, 3.000%, 3/1/43	495,163
603,791	FNMA, Pool #AS4707, 3.500%, 4/1/45	606,074
755,981	FNMA, Pool #AS7234, 3.000%, 5/1/46	737,295
1,306,362	FNMA, Pool #AS8703, 2.500%, 2/1/32	1,276,292
551,659	FNMA, Pool #AT2016, 3.000%, 4/1/43	542,171
203,180	FNMA, Pool #AZ7347, 3.000%, 11/1/45	198,661
688,619	FNMA, Pool #BC1158, 3.500%, 2/1/46	690,760
591,582	GNMA, Pool #5175, 4.500%, 9/20/41	620,656
25,966	GNMA, Pool #679437,
	6.000%, 11/15/22	25,964
	Total U.S. Government Mortgage-Backed Obligations	$8,413,059

	U.S. Treasury Obligations — 16.7%
1,995,000	U.S. Treasury Inflation Indexed Bonds,
	1.000%, 2/15/48	1,938,644
1,500,000	U.S. Treasury Inflation Indexed Notes,
	0.750%, 7/15/28	1,479,033
2,060,000	U.S. Treasury Note, 2.500%, 5/31/20	2,058,149
1,249,000	U.S. Treasury Note, 2.500%, 3/31/23	1,249,146
265,000	U.S. Treasury Note, 2.875%, 8/15/28	269,099
	Total U.S. Treasury Obligations	$6,994,071

Shares

	Exchange-Traded Fund — 5.0%
20,047	iShares JP Morgan USD Emerging
	Markets Bond ETF	$2,083,084

Principal
Amount

	Non-Agency Collateralized Mortgage Obligations — 4.5%
$518,348	Agate Bay Mortgage Trust, Ser 2015-7,
	Class B1, 144a,
	3.766%, 10/25/45(A)(B)	522,718
517,487	CSMC Trust, Ser 2015-1, Class B3, 144a,
	3.941%, 1/25/45(A)(B)	506,096
349,030	CSMC Trust, Ser 2015-WIN1, Class B3,
	144a, 3.858%, 12/25/44(A)(B)	347,492
505,488	PMT Loan Trust, Ser 2013-J1, Class A11,
	144a, 3.500%, 9/25/43(A)(B)	500,114
	Total Non-Agency Collateralized Mortgage Obligations	$1,876,420

	Agency Collateralized Mortgage Obligation — 3.0%
1,181,402	FHLMC REMIC, Ser 3859 Class JB,
	5.000%, 5/15/41	$1,251,181

	Asset-Backed Securities — 2.5%
550,000	Hertz Vehicle Financing II LP, Ser
	2016-4A, Class A, 144a,
	2.650%, 7/25/22	538,486
519,750	Wendys Funding LLC, Ser 2018-1A,
	Class A2I, 144a, 3.573%, 3/15/48	498,097
	Total Asset-Backed Securities	$1,036,583

	Sovereign Bonds — 1.3%
200,000	Mexico Government International
	Bond, 4.350%, 1/15/47	171,400
147,000	Province of Alberta Canada, 2.200%,
	7/26/22	143,708
166,000	Province of Ontario Canada, 1.875%,
	5/21/20	164,115
57,000	Uruguay Government International
	Bond, 4.975%, 4/20/55	54,208
	Total Sovereign Bonds	$533,431

	Commercial Mortgage-Backed Security — 1.3%
550,000	GS Mortgage Securities Trust, Ser
	2017-FARM, Class B, 144a,
	3.541%, 1/10/43(A)(B)	$533,159

45

Touchstone Bond Fund (Continued)

		Market
Shares		Value

	Preferred Stock — 0.4%

	Utilities — 0.4%
6,575	Integrys Holding, Inc., 6.000%, 8/1/73	$155,499

	Short-Term Investment Fund — 2.3%
972,143	Dreyfus Government Cash
	Management, Institutional Shares,
	2.29%∞Ω	$972,143
	Total Investment Securities —99.6%
	(Cost $42,581,176)	$41,637,478

	Other Assets in
	Excess of Liabilities — 0.4%	170,662
	Net Assets — 100.0%	$41,808,140

(A)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2018.

(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2018.

Portfolio Abbreviations:

DAC - Designated Activity Company

ETF - Exchange-Traded Fund

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

USD - United States Dollar

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, these securities were valued at $6,250,068 or 14.9% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

46

Touchstone Bond Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$17,788,848	$—	$17,788,848
U.S. Government Mortgage-Backed Obligations	—	8,413,059	—	8,413,059
U.S. Treasury Obligations	—	6,994,071	—	6,994,071
Exchange-Traded Fund	2,083,084	—	—	2,083,084
Non-Agency Collateralized Mortgage Obligations	—	1,876,420	—	1,876,420
Agency Collateralized Mortgage Obligation	—	1,251,181	—	1,251,181
Asset-Backed Securities	—	1,036,583	—	1,036,583
Sovereign Bonds	—	533,431	—	533,431
Commercial Mortgage-Backed Security	—	533,159	—	533,159
Preferred Stock	155,499	—	—	155,499
Short-Term Investment Fund	972,143	—	—	972,143
Total Assets	$3,210,726	$38,426,752	$—	$41,637,478

See accompanying Notes to Financial Statements.

47

Portfolio of Investments

Touchstone Common Stock Fund – December 31, 2018

		Market
	Shares	Value

Common Stocks — 99.2%

Information Technology — 18.7%
Apple, Inc.	30,824	$4,862,178
Avnet, Inc.	57,279	2,067,772
International Business Machines Corp.	16,156	1,836,452
Microsoft Corp.	63,301	6,429,482
Oracle Corp.	83,358	3,763,614
salesforce.com, Inc.*	31,743	4,347,839
		23,307,337

Communication Services — 18.3%
Alphabet, Inc. - Class C*	6,631	6,867,130
AT&T, Inc.	74,611	2,129,398
Baidu, Inc. (China) ADR*	11,052	1,752,847
Charter Communications, Inc. - Class A*	8,604	2,451,882
Comcast Corp. - Class A	78,967	2,688,826
Facebook, Inc. - Class A*	33,041	4,331,345
Twenty-First Century Fox, Inc. - Class A	54,960	2,644,675
		22,866,103

Financials — 18.0%
Bank of America Corp.	122,226	3,011,649
Berkshire Hathaway, Inc. - Class B*	63,021	12,867,628
Brookfield Asset Management, Inc. (Canada) - Class A	58,560	2,245,776
Goldman Sachs Group, Inc. (The)	14,583	2,436,090
Signature Bank/NewYork NY	18,654	1,917,818
		22,478,961

Health Care — 13.5%
AmerisourceBergen Corp.	35,797	2,663,297
Biogen, Inc.*	10,516	3,164,475
Bristol-Myers Squibb Co.	59,188	3,076,592
Johnson & Johnson	26,239	3,386,143
Novartis AG (Switzerland) ADR	53,993	4,633,139
		16,923,646

Consumer Discretionary — 12.2%
Alibaba Group Holding Ltd. (China)
ADR*	4,221	578,572
Amazon.com, Inc.*	4,009	6,021,398
Booking Holdings, Inc.*	698	1,202,249
Carnival Corp.	48,403	2,386,268
JD.com, Inc. (China) ADR*	34,673	725,706
Starbucks Corp.	39,012	2,512,373
Yum China Holdings, Inc. (China)	53,213	1,784,232
		15,210,798

Industrials — 6.4%
Deere & Co.	9,888	1,474,993
FedEx Corp.	6,483	1,045,902
General Electric Co.	85,357	646,152
Stericycle, Inc.*	16,693	612,466
Union Pacific Corp.	15,365	2,123,904
United Technologies Corp.	19,335	2,058,791
		7,962,208

Real Estate — 5.2%
Jones Lang LaSalle, Inc.	21,276	2,693,542
Simon Property Group, Inc. REIT	22,774	3,825,804
		6,519,346

Energy — 3.7%
Exxon Mobil Corp.	32,202	2,195,854
Halliburton Co.	40,910	1,087,388
Schlumberger Ltd.	36,327	1,310,678
		4,593,920

Consumer Staples — 3.2%
JM Smucker Co. (The)	5,060	473,059
Monster Beverage Corp.*	37,858	1,863,371
Unilever NV (United Kingdom)	30,902	1,662,528
		3,998,958
Total Common Stocks		$123,861,277

Short-Term Investment Fund — 0.8%
Dreyfus Government Cash
Management, Institutional Shares,
2.29%∞Ω	977,945	$977,945

Total Investment Securities —100.0%
(Cost $115,035,292)		$124,839,222

Liabilities in Excess of Other Assets — (0.0%)		(42,898)

Net Assets — 100.0%		$124,796,324

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2018.

Portfolio Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

48

Touchstone Common Stock Fund (Continued)

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$123,861,277	$—	$—	$123,861,277
Short-Term Investment Fund	977,945	—	—	977,945
Total	$124,839,222	$—	$—	$124,839,222

See accompanying Notes to Financial Statements.

49

Portfolio of Investments

Touchstone Focused Fund – December 31, 2018

		Market
	Shares	Value

Common Stocks — 97.5%

Information Technology — 18.9%
Apple, Inc.	12,655	$1,996,200
Avnet, Inc.	22,760	821,636
International Business Machines Corp.	7,775	883,784
Microsoft Corp.	26,540	2,695,668
Oracle Corp.	33,035	1,491,530
salesforce.com, Inc.*	12,910	1,768,283
		9,657,101

Financials — 16.8%
Bank of America Corp.	53,518	1,318,683
Berkshire Hathaway, Inc. - Class B*	26,428	5,396,069
Goldman Sachs Group, Inc. (The)	6,639	1,109,045
Signature Bank/NewYork NY	7,339	754,523
		8,578,320

Health Care — 15.8%
AmerisourceBergen Corp.	14,223	1,058,191
Biogen, Inc.*	4,793	1,442,310
Bio-Rad Laboratories, Inc. - Class A*	2,671	620,260
Bristol-Myers Squibb Co.	24,524	1,274,757
Johnson & Johnson	11,880	1,533,114
Novartis AG (Switzerland) ADR	25,012	2,146,280
		8,074,912

Communication Services — 15.7%
Alphabet, Inc. - Class C*	2,327	2,409,864
AT&T, Inc.	31,148	888,964
Baidu, Inc. (China) ADR*	4,428	702,281
Comcast Corp. - Class A	36,862	1,255,151
Facebook, Inc. - Class A*	11,553	1,514,483
Twenty-First Century Fox, Inc. - Class A	26,440	1,272,293
		8,043,036

Consumer Discretionary — 12.1%
Alibaba Group Holding Ltd. (China)
ADR*	1,703	233,430
Amazon.com, Inc.*	1,661	2,494,772
Booking Holdings, Inc.*	281	484,000
Carnival Corp.	20,161	993,937
JD.com, Inc. (China) ADR*	13,015	272,404
Starbucks Corp.	14,801	953,184
Yum China Holdings, Inc. (China)	21,537	722,136
		6,153,863

Industrials — 6.4%
Deere & Co.	4,008	597,873
FedEx Corp.	2,651	427,686
General Electric Co.	37,020	280,241
Stericycle, Inc.*	6,825	250,409
Union Pacific Corp.	6,670	921,994
United Technologies Corp.	7,518	800,517
		3,278,720

Real Estate — 5.0%
Jones Lang LaSalle, Inc.	8,706	1,102,180
Simon Property Group, Inc. REIT	8,729	1,466,385
		2,568,565

Energy — 3.5%
Exxon Mobil Corp.	11,768	802,460
Halliburton Co.	15,184	403,591
Schlumberger Ltd.	16,338	589,475
		1,795,526

Consumer Staples — 3.3%
JM Smucker Co. (The)	1,771	165,571
Monster Beverage Corp.*	15,206	748,439
Unilever NV (United Kingdom)	14,039	755,298
		1,669,308
Total Common Stocks		$49,819,351

Short-Term Investment Fund — 2.6%
Dreyfus Government Cash Management, Institutional Shares, 2.29%∞Ω	1,314,717	$1,314,717
Total Investment Securities —100.1%
(Cost $44,492,800)		$51,134,068

Liabilities in Excess of Other Assets — (0.1%)		(74,550)

Net Assets — 100.0%		$51,059,518

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2018.

Portfolio Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

50

Touchstone Focused Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$49,819,351	$—	$—	$49,819,351
Short-Term Investment Fund	1,314,717	—	—	1,314,717
Total	$51,134,068	$—	$—	$51,134,068

See accompanying Notes to Financial Statements.

51

Portfolio of Investments

Touchstone Large Cap Core Equity Fund – December 31, 2018

		Market
	Shares	Value

Common Stocks — 98.8%

Financials — 24.8%
Alleghany Corp.	1,432	$892,594
Bank of America Corp.	16,204	399,267
Berkshire Hathaway, Inc. - Class B*	9,979	2,037,512
BlackRock, Inc.	2,252	884,631
Progressive Corp. (The)	23,556	1,421,133
Wells Fargo & Co.	16,442	757,647
		6,392,784

Consumer Discretionary — 20.1%
CarMax, Inc.*	15,777	989,691
Carnival Corp.	19,104	941,827
Dollar Tree, Inc.*	13,050	1,178,676
Home Depot, Inc. (The)	4,737	813,911
Lowe's Cos., Inc.	4,097	378,399
O'Reilly Automotive, Inc.*	2,553	879,075
		5,181,579

Information Technology — 13.5%
Apple, Inc.	8,298	1,308,927
Cisco Systems, Inc.	18,777	813,607
Visa, Inc. - Class A	10,239	1,350,934
		3,473,468

Industrials — 13.0%
Deere & Co.	2,553	380,831
FedEx Corp.	3,361	542,230
General Dynamics Corp.	4,122	648,020
Norfolk Southern Corp.	7,311	1,093,287
Southwest Airlines Co.	14,896	692,366
		3,356,734

Materials — 8.4%
Albemarle Corp.	8,421	649,006
Martin Marietta Materials, Inc.	4,164	715,667
NewMarket Corp.	1,948	802,751
		2,167,424

Consumer Staples — 8.0%
Altria Group, Inc.	13,717	677,483
Coca-Cola Co. (The)	10,863	514,363
Nestle SA (Switzerland) ADR	10,720	867,891
		2,059,737

Communication Services — 7.0%
Alphabet, Inc. - Class C*	1,298	1,344,222
Verizon Communications, Inc.	8,334	468,537
		1,812,759

Energy — 2.1%
Chevron Corp.	5,083	552,980

Health Care — 1.9%
Bristol-Myers Squibb Co.	9,622	500,152
Total Common Stocks		$25,497,617

Short-Term Investment Fund — 1.4%
Dreyfus Government Cash
Management, Institutional Shares,
2.29%∞Ω	353,936	$353,936

Total Investment Securities —100.2%
(Cost $23,216,653)		$25,851,553

Liabilities in Excess of Other Assets — (0.2%)		(41,327)

Net Assets — 100.0%		$25,810,226

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2018.

Portfolio Abbreviations:

ADR - American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$25,497,617	$—	$—	$25,497,617
Short-Term Investment Fund	353,936	—	—	353,936
Total	$25,851,553	$—	$—	$25,851,553

See accompanying Notes to Financial Statements.

52

Portfolio of Investments

Touchstone Small Company Fund – December 31, 2018

		Market
	Shares	Value

Common Stocks — 96.7%

Information Technology — 24.1%
8x8, Inc.*	48,000	$865,920
Aspen Technology, Inc.*	10,723	881,216
Avaya Holdings Corp.*	79,065	1,151,186
Bottomline Technologies (de), Inc.*	15,218	730,464
Carbonite, Inc.*	34,638	874,956
Cision Ltd.*	66,111	773,499
CommVault Systems, Inc.*	14,610	863,305
j2 Global, Inc.	12,485	866,209
MAXIMUS, Inc.	13,187	858,342
NetScout Systems, Inc.*	32,683	772,299
Nice Ltd. (Israel) ADR*	8,268	894,680
Nuance Communications, Inc.*	65,498	866,539
ON Semiconductor Corp.*	35,141	580,178
Open Text Corp. (Canada)	20,214	658,976
Plantronics, Inc.	24,987	827,070
Verint Systems, Inc.*	34,600	1,463,926
		13,928,765

Industrials — 22.5%
Clean Harbors, Inc.*	17,500	863,625
Crane Co.	16,682	1,204,107
EnerSys	16,633	1,290,887
Genesee & Wyoming, Inc. - Class A*	10,957	811,037
Hillenbrand, Inc.	22,243	843,677
ITT, Inc.	24,248	1,170,451
Knight-Swift Transportation
Holdings, Inc.	31,081	779,201
Mobile Mini, Inc.	25,685	815,499
Quanta Services, Inc.	46,933	1,412,683
Regal Beloit Corp.	20,907	1,464,535
SkyWest, Inc.	25,800	1,147,326
Woodward, Inc.	16,761	1,245,175
		13,048,203

Health Care — 19.8%
Allscripts Healthcare Solutions, Inc.*	152,000	1,465,280
AngioDynamics, Inc.*	40,599	817,258
Bio-Rad Laboratories, Inc. - Class A*	2,996	695,731
Bio-Techne Corp.	5,036	728,810
Diplomat Pharmacy, Inc.*	1	13
Encompass Health Corp.	11,983	739,351
Globus Medical, Inc. - Class A*	20,068	868,543
Haemonetics Corp.*	8,640	864,432
MEDNAX, Inc.*	25,988	857,604
NuVasive, Inc.*	23,953	1,187,111
Omnicell, Inc.*	12,531	767,398
Orthofix Medical, Inc.*	16,624	872,594
Tactile Systems Technology, Inc.*	16,694	760,412
Tivity Health, Inc.*	32,950	817,490
		11,442,027

Consumer Discretionary — 13.8%
Aaron's, Inc.	20,962	881,452
Adtalem Global Education, Inc.*	18,185	860,514
Bloomin' Brands, Inc.	68,772	1,230,331
Brunswick Corp.	4,300	199,735
Dave & Buster's Entertainment, Inc.	18,781	836,881
Dick's Sporting Goods, Inc.	27,697	864,146
G-III Apparel Group Ltd.*	6,000	167,340
Movado Group, Inc.	6,000	189,720
Oxford Industries, Inc.	2,500	177,600
Steven Madden Ltd.	6,100	184,586
Texas Roadhouse, Inc.	13,978	834,487
TopBuild Corp.*	30,800	1,386,000
Williams-Sonoma, Inc.	3,800	191,710
		8,004,502

Financials — 10.1%
Chemical Financial Corp.	31,600	1,156,876
Glacier Bancorp, Inc.	14,992	593,983
Heartland Financial USA, Inc.	19,026	836,193
Webster Financial Corp.	24,173	1,191,487
Western Alliance Bancorp*	29,877	1,179,843
WSFS Financial Corp.	22,800	864,348
		5,822,730

Communication Services — 2.9%
Care.com, Inc.*	20,000	386,200
Cogent Communications Holdings, Inc.	19,280	871,649
QuinStreet, Inc.*	26,000	421,980
		1,679,829

Consumer Staples — 2.1%
Sprouts Farmers Market, Inc.*	51,500	1,210,765

Real Estate — 1.4%
Corporate Office Properties Trust REIT	38,945	819,013
Total Common Stocks		$55,955,834

Short-Term Investment Fund — 3.7%
Dreyfus Government Cash Management, Institutional Shares, 2.29%∞Ω	2,159,365	$2,159,366

Total Investment Securities —100.4%
(Cost $53,872,972)		$58,115,200

Liabilities in Excess of Other Assets — (0.4%)		(231,002)

Net Assets — 100.0%		$57,884,198

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2018.

Portfolio Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

53

Touchstone Small Company Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$55,955,834	$—	$—	$55,955,834
Short-Term Investment Fund	2,159,366	—	—	2,159,366
Total	$58,115,200	$—	$—	$58,115,200

See accompanying Notes to Financial Statements.

54

Portfolio of Investments

Touchstone Aggressive ETF Fund – December 31, 2018

		Market
	Shares	Value

Exchange-Traded Funds — 97.3%

Equity Funds — 79.8%
iShares Core S&P Small-Cap ETF	8,600	$596,152
Vanguard Extended Market ETF†	18,575	1,853,971
Vanguard FTSE Developed Markets ETF	88,735	3,292,069
Vanguard FTSE Emerging Markets ETF	33,440	1,274,064
Vanguard S&P 500 ETF	23,710	5,448,795
Vanguard Value ETF	10,300	1,008,885
		13,473,936

Fixed Income Funds — 17.5%
iShares Core 1-5 Year USD Bond ETF	7,460	366,211
iShares Core US Aggregate Bond ETF	12,705	1,352,956
iShares Floating Rate Bond ETF	8,940	450,218
iShares iBoxx $ High Yield Corporate Bond ETF†	4,120	334,132
Vanguard Intermediate-Term Corporate Bond ETF	5,510	456,559
		2,960,076

Total Exchange-Traded Funds		$16,434,012

Short-Term Investment Funds — 15.9%
Dreyfus Government Cash Management, Institutional Shares, 2.29%∞Ω	507,163	507,163
Invesco Government & Agency Portfolio, Institutional Class, 2.30%**∞Ω	2,189,455	2,189,455
Total Short-Term Investment Funds		$2,696,618

Total Investment Securities —113.2%
(Cost $18,726,802)		$19,130,630

Liabilities in Excess of Other Assets — (13.2%)		(2,237,073)

Net Assets — 100.0%		$16,893,557

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2018 was $2,161,752.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2018.

Portfolio Abbreviations:

ETF - Exchange-Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$16,434,012	$—	$—	$16,434,012
Short-Term Investment Funds	2,696,618	—	—	2,696,618
Total	$19,130,630	$—	$—	$19,130,630

See accompanying Notes to Financial Statements.

55

Portfolio of Investments

Touchstone Conservative ETF Fund – December 31, 2018

		Market
	Shares	Value

Exchange-Traded Funds — 97.5%

Fixed Income Funds — 57.9%
Invesco Senior Loan ETF†	19,410	$422,750
iShares Core 1-5 Year USD Bond ETF	31,200	1,531,608
iShares Core US Aggregate Bond ETF	41,350	4,403,361
iShares Floating Rate Bond ETF	19,340	973,962
iShares iBoxx $ High Yield Corporate Bond ETF†	9,425	764,368
Vanguard Intermediate-Term Corporate Bond ETF	17,355	1,438,035
Vanguard Total International Bond ETF	6,280	340,690
		9,874,774

Equity Funds — 39.6%
iShares Core S&P Small-Cap ETF	5,030	348,680
Vanguard Extended Market ETF†	9,535	951,688
Vanguard FTSE Developed Markets ETF	41,545	1,541,320
Vanguard FTSE Emerging Markets ETF	13,680	521,208
Vanguard S&P 500 ETF	12,535	2,880,668
Vanguard Value ETF	5,065	496,117
		6,739,681

Total Exchange-Traded Funds		$16,614,455

Short-Term Investment Funds — 15.4%
Dreyfus Government Cash Management, Institutional Shares, 2.29%∞Ω	487,935	487,935
Invesco Government & Agency Portfolio, Institutional Class, 2.30%**∞Ω	2,146,729	2,146,729
Total Short-Term Investment Funds		$2,634,664

Total Investment Securities —112.9%
(Cost $18,850,931)		$19,249,119

Liabilities in Excess of Other Assets — (12.9%)		(2,205,596)

Net Assets — 100.0%		$17,043,523

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2018 was $2,110,233.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2018.

Portfolio Abbreviations:

ETF - Exchange-Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$16,614,455	$—	$—	$16,614,455
Short-Term Investment Funds	2,634,664	—	—	2,634,664
Total	$19,249,119	$—	$—	$19,249,119

See accompanying Notes to Financial Statements.

56

Portfolio of Investments

Touchstone Moderate ETF Fund – December 31, 2018

		Market
	Shares	Value

Exchange-Traded Funds — 97.7%

Equity Funds — 59.7%
iShares Core S&P Small-Cap ETF	7,990	$553,867
Vanguard Extended Market ETF†	15,250	1,522,102
Vanguard FTSE Developed Markets ETF	68,005	2,522,985
Vanguard FTSE Emerging Markets ETF	26,980	1,027,938
Vanguard S&P 500 ETF	20,300	4,665,143
Vanguard Value ETF	8,585	840,901
		11,132,936

Fixed Income Funds — 38.0%
Invesco Senior Loan ETF†	17,530	381,803
iShares Core 1-5 Year USD Bond ETF	20,720	1,017,145
iShares Core US Aggregate Bond ETF	27,645	2,943,916
iShares Floating Rate Bond ETF	15,880	799,717
iShares iBoxx $ High Yield Corporate Bond ETF†	6,810	552,291
Vanguard Intermediate-Term Corporate Bond ETF	14,695	1,217,628
Vanguard Total International Bond ETF	3,420	185,535
		7,098,035
Total Exchange-Traded Funds		$18,230,971

Short-Term Investment Funds — 15.8%
Dreyfus Government Cash Management, Institutional Shares, 2.29%∞Ω	485,971	485,971
Invesco Government & Agency Portfolio, Institutional Class, 2.30%**∞Ω	2,464,847	2,464,847
Total Short-Term Investment Funds		$2,950,818

Total Investment Securities —113.5%
(Cost $21,012,151)		$21,181,789

Liabilities in Excess of Other Assets — (13.5%)		(2,523,091)

Net Assets — 100.0%		$18,658,698

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2018 was $2,426,833.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2018.

Portfolio Abbreviations:

ETF - Exchange-Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$18,230,971	$—	$—	$18,230,971
Short-Term Investment Funds	2,950,818	—	—	2,950,818
Total	$21,181,789	$—	$—	$21,181,789

See accompanying Notes to Financial Statements.

57

Statements of Assets and Liabilities

December 31, 2018

	Touchstone	Touchstone	Touchstone
	Active Bond	Balanced	Bond
	Fund	Fund	Fund
Assets
Investments, at cost	$55,948,145	$15,459,158	$42,581,176
Investments, at market value (A)	$55,220,457	$15,976,282	$41,637,478
Cash	—	—	—
Cash deposits held at prime broker (B)	18,889	—	—
Dividends and interest receivable	366,181	39,757	255,615
Receivable for capital shares sold	244,503	—	2,473
Receivable for investments sold	—	—	—
Securities lending income receivable	—	11	—
Receivable from other affiliates	—	—	—
Tax reclaim receivable	—	—	—
Other assets	483	148	376
Total Assets	55,850,513	16,016,198	41,895,942

Liabilities
Payable for return of collateral for securities on loan	—	—	—
Payable for capital shares redeemed	7,392	2,524	26,405
Payable for variation margin for futures contracts	5,135	—	—
Payable for investments purchased	—	—	—
Payable for custody fees	3,634	867	897
Payable to Investment Advisor	18,803	1,936	2,677
Payable to other affiliates	18,904	118	118
Payable to Trustees	3,608	3,608	3,608
Payable for professional services	21,384	21,123	21,239
Payable for pricing services	12,988	7,160	5,524
Payable for reports to shareholders	3,404	4,066	14,925
Payable to Transfer Agent	3,172	700	9,046
Other accrued expenses and liabilities	3,338	3,409	3,363
Total Liabilities	101,762	45,511	87,802

Net Assets	$55,748,751	$15,970,687	$41,808,140

Net assets consist of:
Paid-in capital	$57,418,348	$15,223,003	$45,237,578
Distributable earnings (deficit)	(1,669,597)	747,684	(3,429,438)
Net assets applicable to shares outstanding	$55,748,751	$15,970,687	$41,808,140

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	5,463,060	1,619,101	4,547,568
Net asset value, offering price and redemption price per share	$10.20	$9.86	$9.19
(A) Includes market value of securities on loan of:	$—	$—	$—
(B) Represents segregated cash for futures contracts.

See accompanying Notes to Financial Statements.

58

Statements of Assets and Liabilities (Continued)

		Touchstone			Touchstone
Touchstone	Touchstone	Large Cap	Touchstone	Touchstone	Conservative	Touchstone
Common Stock	Focused	Core Equity	Small Company	Aggressive ETF	ETF	Moderate ETF
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$115,035,292	$44,492,800	$23,216,653	$53,872,972	$18,726,802	$18,850,931	$21,012,151
$124,839,222	$51,134,068	$25,851,553	$58,115,200	$19,130,630	$19,249,119	$21,181,789
—	—	—	66	—	—	—
—	—	—	—	—	—	—
48,382	20,052	23,772	27,934	—	—	—
5,852	2,456	509	34,763	30	—	—
62,274	25,463	—	943,714	—	—	—
121	—	—	—	2,328	4,638	3,743
7,788	—	—	13,763	—	—	—
—	7,488	—	—	—	—	—
1,214	494	246	585	157	157	176
124,964,853	51,190,021	25,876,080	59,136,025	19,133,145	19,253,914	21,185,708

—	—	—	—	2,189,455	2,146,729	2,464,847
32,707	16,106	7,380	5,370	6,920	21,284	15,730
—	—	—	—	—	—	—
—	—	—	1,166,349	—	—	—
842	708	866	1,258	503	520	532
54,277	31,625	14,581	25,806	3,662	3,664	4,077
—	44,514	10,820	—	8,402	7,516	11,114
3,608	3,608	3,608	3,608	3,608	3,608	3,608
21,299	20,878	19,687	20,573	19,986	19,975	20,000
854	860	607	1,490	203	244	244
18,943	3,314	3,540	17,700	3,404	3,404	3,404
32,801	5,548	1,375	6,349	38	38	51
3,198	3,342	3,390	3,324	3,407	3,409	3,403
168,529	130,503	65,854	1,251,827	2,239,588	2,210,391	2,527,010

$124,796,324	$51,059,518	$25,810,226	$57,884,198	$16,893,557	$17,043,523	$18,658,698

$111,486,075	$42,697,001	$20,577,347	$46,859,650	$15,164,078	$16,196,426	$17,144,490
13,310,249	8,362,517	5,232,879	11,024,548	1,729,479	847,097	1,514,208
$124,796,324	$51,059,518	$25,810,226	$57,884,198	$16,893,557	$17,043,523	$18,658,698

17,133,446	3,018,774	1,764,679	4,560,876	1,145,158	1,567,770	1,710,560
$7.28	$16.91	$14.63	$12.69	$14.75	$10.87	$10.91
$—	$—	$—	$—	$2,161,752	$2,110,233	$2,426,833

59

Statements of Operations

For the Year Ended December 31, 2018

	Touchstone	Touchstone	Touchstone
	Active Bond	Balanced	Bond
	Fund	Fund	Fund
Investment Income
Dividends (A)	$160,449	$196,810	$126,781
Interest	1,715,366	166,413	1,331,457
Income from securities loaned	8	37	23
Total Investment Income	1,875,823	363,260	1,458,261

Expenses
Investment advisory fees	225,533	96,315	177,303
Administration fees	81,756	25,392	64,272
Compliance fees and expenses	1,386	1,386	1,386
Custody fees	35,337	6,548	6,693
Professional fees	25,276	24,172	26,667
Transfer Agent fees	12,460	3,666	54,674
Pricing expense	27,587	16,747	11,573
Reports to Shareholders	4,927	5,798	22,986
Shareholder servicing fees	37,667	—	—
Trustee fees	14,546	14,546	14,546
Other expenses	7,203	6,977	7,265
Total Expenses	473,678	201,547	387,365
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	—	(52,697)	(90,383)
Fees recouped by the Advisor(B)	—	—	—
Net Expenses	473,678	148,850	296,982

Net Investment Income	1,402,145	214,410	1,161,279

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	(1,143,539)	26,223	(942,261)
Net realized losses on futures contracts	(110,728)	—	—
Net change in unrealized appreciation (depreciation) on investments	(1,050,184)	(1,254,657)	(1,114,860)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(9)	—	—
Net change in unrealized appreciation (depreciation) on futures contracts	(6,334)	—	—

Net Realized and Unrealized Gains (Losses) on Investments	(2,310,794)	(1,228,434)	(2,057,121)

Change in Net Assets Resulting from Operations	$(908,649)	$(1,014,024)	$(895,842)
(A) Net of foreign tax withholding of:	$—	$—	$—
(B) See Note 4 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

60

Statements of Operations (Continued)

		Touchstone			Touchstone
Touchstone	Touchstone	Large Cap	Touchstone	Touchstone	Conservative	Touchstone
Common Stock	Focused	Core Equity	Small Company	Aggressive ETF	ETF	Moderate ETF
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$2,246,034	$938,595	$497,706	$564,119	$443,563	$512,315	$542,758
—	—	—	—	—	—	—
849	291	—	1,580	11,769	20,180	17,589
2,246,883	938,886	497,706	565,699	455,332	532,495	560,347

747,514	418,997	200,250	347,492	48,404	47,599	54,871
216,779	86,792	44,671	100,773	28,074	27,608	31,825
1,386	1,386	1,386	1,386	1,386	1,386	1,386
6,383	14,928	10,761	7,597	2,965	3,158	4,815
32,815	23,881	21,204	26,712	20,926	20,873	21,069
175,834	21,769	5,504	49,179	89	88	117
1,984	1,795	1,240	3,566	398	489	482
28,682	5,415	4,922	26,741	4,921	4,921	4,921
—	118,804	44,728	—	48,404	47,599	48,575
14,546	14,546	14,546	14,546	14,546	14,546	14,546
8,372	8,324	7,726	7,511	7,489	7,463	7,564
1,234,295	716,637	356,938	585,503	177,602	175,730	190,171
(142,925)	—	(30,376)	(57,315)	(32,391)	(32,932)	(25,559)
—	7,629	—	—	—	—	—
1,091,370	724,266	326,562	528,188	145,211	142,798	164,612
1,155,513	214,620	171,144	37,511	310,121	389,697	395,735

2,353,226	1,582,345	2,431,422	7,084,151	1,015,976	64,256	949,343
—	—	—	—	—	—	—
(13,834,239)	(5,988,632)	(4,368,016)	(11,719,149)	(2,737,022)	(1,186,959)	(2,550,390)
—	(51)	—	—	—	—	—
—	—	—	—	—	—	—

(11,481,013)	(4,406,338)	(1,936,594)	(4,634,998)	(1,721,046)	(1,122,703)	(1,601,047)

$(10,325,500)	$(4,191,718)	$(1,765,450)	$(4,597,487)	$(1,410,925)	$(733,006)	$(1,205,312)
$86,767	$16,710	$—	$2,029	$—	$—	$—

61

Statements of Changes in Net Assets

	Touchstone		Touchstone
	Active Bond		Balanced
	Fund		Fund
	For the	For the	For the	For the
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017(A)
From Operations
Net investment income	$1,402,145	$1,169,110	$214,410	$169,908
Net realized gains (losses) on investments, foreign currency transactions and futures contracts	(1,254,267)	824,610	26,223	4,772,363
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions and futures contracts	(1,056,527)	(28,864)	(1,254,657)	(2,726,271)
Change in Net Assets from Operations	(908,649)	1,964,856	(1,014,024)	2,216,000

Distributions to Shareholders from(B) :
Distributed earnings	(1,215,721)	—	(4,925,790)	—
Net investment income	—	(1,484,379)	—	—
Net realized gains	—	—	—	—
Total Distributions	(1,215,721)	(1,484,379)	(4,925,790)	—

Share Transactions
Proceeds from Shares issued	2,398,497	4,755,717	987,463	2,585,460
Reinvestment of distributions	1,215,721	1,484,379	4,925,790	—
Cost of Shares redeemed	(3,109,625)	(4,363,557)	(1,966,389)	(2,825,940)
Change in Net Assets from Share Transactions	504,593	1,876,539	3,946,864	(240,480)

Total Increase (Decrease) in Net Assets	(1,619,777)	2,357,016	(1,992,950)	1,975,520

Net Assets
Beginning of period	57,368,528	55,011,512	17,963,637	15,988,117
End of period	$55,748,751	$57,368,528	$15,970,687	$17,963,637

Undistributed Net Investment Income(B)	N/A	$1,214,793	N/A	$192,936

Share Transactions
Shares issued	229,548	442,714	67,923	185,445
Shares reinvested	119,423	140,168	475,626	—
Shares redeemed	(299,575)	(403,875)	(134,014)	(203,604)
Change in Shares Outstanding	49,396	179,007	409,535	(18,159)

(A)	See Note 9 in Notes to Financial Statements.

(B)	The presentation of Distributions to Shareholders and Undistributed Net Investment Income have been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018. The December 31, 2017 presentation was not revised.

See accompanying Notes to Financial Statements.

62

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone		Touchstone
Bond		Common Stock		Focused
Fund		Fund		Fund
For the	For the	For the	For the	For the	For the
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2018	2017(A)	2018	2017(A)	2018	2017

$1,161,279	$877,747	$1,155,513	$1,871,277	$214,620	$245,941
(942,261)	57,822	2,353,226	76,595,002	1,582,345	1,521,636
(1,114,860)	822,808	(13,834,239)	(48,297,867)	(5,988,683)	6,093,467
(895,842)	1,758,377	(10,325,500)	30,168,412	(4,191,718)	7,861,044

(1,019,953)	—	(78,252,461)	—	(1,443,640)	—
—	—	—	(17,544)	—	(319,068)
—	—	—	(944,237)	—	—
(1,019,953)	—	(78,252,461)	(961,781)	(1,443,640)	(319,068)

1,866,228	3,169,052	2,634,209	3,579,984	2,053,387	1,615,348
1,019,953	—	78,252,461	961,781	1,443,640	319,068
(6,084,112)	(6,685,628)	(25,949,973)	(24,548,603)	(8,735,725)	(9,770,104)
(3,197,931)	(3,516,576)	54,936,697	(20,006,838)	(5,238,698)	(7,835,688)

(5,113,726)	(1,758,199)	(33,641,264)	9,199,793	(10,874,056)	(293,712)

46,921,866	48,680,065	158,437,588	149,237,795	61,933,574	62,227,286
$41,808,140	$46,921,866	$124,796,324	$158,437,588	$51,059,518	$61,933,574

N/A	$1,019,953	N/A	$1,862,903	N/A	$272,619

198,321	335,983	142,207	210,424	106,416	89,251
111,227	—	9,951,769	54,678	81,006	16,837
(648,688)	(707,170)	(1,412,961)	(1,431,198)	(449,637)	(550,208)
(339,140)	(371,187)	8,681,015	(1,166,096)	(262,215)	(444,120)

63

Statements of Changes in Net Assets (Continued)

	Touchstone		Touchstone
	Large Cap Core		Small Company
	Equity Fund		Fund
	For the	For the	For the	For the
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017(A)
From Operations
Net investment income (loss)	$171,144	$168,697	$37,511	$(41,203)
Net realized gains on investments	2,431,422	913,480	7,084,151	7,655,355
Net change in unrealized appreciation (depreciation) on investments	(4,368,016)	5,278,278	(11,719,149)	4,293,327
Change in Net Assets from Operations	(1,765,450)	6,360,455	(4,597,487)	11,907,479

Distributions to Shareholders from(B):
Distributed earnings	(1,075,458)	—	(7,753,304)	—
Net investment income	—	(215,126)	—	(40,595)
Net realized gains	—	(490,437)	—	(1,801,035)
Total Distributions	(1,075,458)	(705,563)	(7,753,304)	(1,841,630)

Share Transactions
Proceeds from Shares issued	1,884,064	1,723,328	3,115,279	2,951,421
Reinvestment of distributions	1,075,458	705,563	7,753,304	1,841,630
Cost of Shares redeemed	(8,273,866)	(6,609,878)	(10,972,131)	(11,622,746)
Change in Net Assets from Share Transactions	(5,314,344)	(4,180,987)	(103,548)	(6,829,695)

Total Increase (Decrease) in Net Assets	(8,155,252)	1,473,905	(12,454,339)	3,236,154

Net Assets
Beginning of period	33,965,478	32,491,573	70,338,537	67,102,383
End of period	$25,810,226	$33,965,478	$57,884,198	$70,338,537

Undistributed Net Investment Income(B)	N/A	$168,677	N/A	$—

Share Transactions
Shares issued	109,959	119,708	190,433	203,652
Shares reinvested	70,900	43,312	563,467	128,069
Shares redeemed	(499,688)	(448,031)	(664,831)	(800,526)
Change in Shares Outstanding	(318,829)	(285,011)	89,069	(468,805)

(A)	See Note 9 in Notes to Financial Statements.

(B)	The presentation of Distributions to Shareholders and Undistributed Net Investment Income have been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018. The December 31, 2017 presentation was not revised.

See accompanying Notes to Financial Statements.

64

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone		Touchstone
Aggressive ETF		Conservative ETF		Moderate ETF
Fund		Fund		Fund
For the	For the	For the	For the	For the	For the
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2018	2017	2018	2017	2018	2017

$310,121	$329,440	$389,697	$327,477	$395,735	$407,322
1,015,976	522,299	64,256	280,856	949,343	618,545
(2,737,022)	2,351,512	(1,186,959)	1,112,874	(2,550,390)	2,034,617
(1,410,925)	3,203,251	(733,006)	1,721,207	(1,205,312)	3,060,484

(856,485)	—	(612,303)	—	(1,029,779)	—
—	(351,189)	—	(366,429)	—	(468,727)
—	—	—	(1,756,495)	—	(3,720,034)
(856,485)	(351,189)	(612,303)	(2,122,924)	(1,029,779)	(4,188,761)

367,839	432,285	6,001,203	2,994,108	654,963	414,787
856,485	351,189	612,303	2,122,924	1,029,779	4,188,761
(2,447,202)	(2,766,183)	(5,055,678)	(5,339,887)	(4,244,729)	(4,662,698)
(1,222,878)	(1,982,709)	1,557,828	(222,855)	(2,559,987)	(59,150)

(3,490,288)	869,353	212,519	(624,572)	(4,795,078)	(1,187,427)

20,383,845	19,514,492	16,831,004	17,455,576	23,453,776	24,641,203
$16,893,557	$20,383,845	$17,043,523	$16,831,004	$18,658,698	$23,453,776

N/A	$329,417	N/A	$327,449	N/A	$407,302

21,831	27,391	513,937	236,683	53,409	30,330
56,227	20,879	55,583	178,076	91,877	337,511
(143,914)	(174,231)	(435,181)	(414,047)	(347,156)	(337,079)
(65,856)	(125,961)	134,339	712	(201,870)	30,762

65

Financial Highlights

Touchstone Active Bond Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2018	2017	2016		2015		2014
Net asset value at beginning of period	$10.60	$10.51	$10.13		$10.49		$10.37
Income (loss) from investment operations:
Net investment income	0.26	0.21	0.26		0.19		0.20
Net realized and unrealized gains (losses) on investments	(0.43)	0.16	0.35		(0.32)		0.20
Total from investment operations	(0.17)	0.37	0.61		(0.13)		0.40
Distributions from:
Net investment income	(0.23)	(0.28)	(0.23)		(0.23)		(0.28)
Net asset value at end of period	$10.20	$10.60	$10.51		$10.13		$10.49
Total return(A)	(1.62%)	3.54%	5.98%		(1.28%)		3.82%
Ratios and supplemental data:
Net assets at end of period (000's)	$55,749	$57,369	$55,012		$52,026		$48,978
Ratio to average net assets:
Net expenses	0.84%	0.89%	0.92	%(B)	0.97	%(B)	0.98%
Gross expenses	0.84%	0.89%	0.90%		0.91%		1.01%
Net investment income	2.49%	2.05%	2.47%		2.10%		1.92%
Portfolio turnover rate	335%	482%	584%		455	%(C)	287%

Touchstone Balanced Fund

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value at beginning of period	$14.85	$13.02	$12.49	$13.45	$13.53
Income (loss) from investment operations:	0.18	(B)	0.14	0.15	(B)	0.20	(B)	0.18	(B)
Net investment income
Net realized and unrealized gains (losses) on investments	(0.92)	1.69	0.78	(0.19)	0.88
Total from investment operations	(0.74)	1.83	0.93	0.01	1.06
Distributions from:
Net investment income	(0.12)	—	(0.18)	(0.25)	(0.23)
Realized capital gains	(4.13)	—	(0.20)	(0.72)	(0.91)
Return of capital	—	—	(0.02)	—	—
Total distributions	(4.25)	—	(0.40)	(0.97)	(1.14)
Net asset value at end of period	$9.86	$14.85	$13.02	$12.49	$13.45
Total return(A)	(6.07%)	14.06%	7.42%	0.03%	7.81%
Ratios and supplemental data:
Net assets at end of period (000's)	$15,971	$17,964	$15,988	$15,301	$15,963
Ratio to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.87%	0.90%
Gross expenses	1.15%	0.97%	0.88%	0.87%	0.90%
Net investment income	1.22%	1.01%	1.16%	1.50	%(C)	1.31%
Portfolio turnover rate	140%	142%	30%	38%	76%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratio of net investment income by 0.47% for the fiscal year ended December 31, 2015.

See accompanying Notes to Financial Statements.

66

Financial Highlights (Continued)

Touchstone Bond Fund

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value at beginning of period	$9.60	$9.26	$9.38	$9.83	$9.75
Income (loss) from investment operations:	0.14	(A)	0.27	(A)	0.29	(A)
Net investment income	0.28	0.18
Net realized and unrealized gains (losses) on investments	(0.46)	0.16	(0.06)	(0.40)	0.10
Total from investment operations	(0.18)	0.34	0.08	(0.13)	0.39
Distributions from:
Net investment income	(0.23)	—	(0.20)	(0.32)	(0.31)
Net asset value at end of period	$9.19	$9.60	$9.26	$9.38	$9.83
Total return(B)	(1.88%)	3.67%	0.81%	(1.29%)	4.01%
Ratios and supplemental data:
Net assets at end of period (000's)	$41,808	$46,922	$48,680	$57,312	$67,067
Ratio to average net assets:
Net expenses	0.67%	0.68%	0.67%	0.67%	0.65%
Gross expenses	0.87%	0.71%	0.67%	0.67%	0.65%
Net investment income	2.62%	1.83%	1.46%	2.69%	2.90%
Portfolio turnover rate	431%	168%	197%	117%	117%

Touchstone Common Stock Fund

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value at beginning of period	$18.74	$15.52	$15.46	$17.69	$18.39
Income (loss) from investment operations:	0.14	(A)	0.22	0.25	(A)	0.44	(A)	0.30	(A)
Net investment income
Net realized and unrealized gains (losses) on investments	(1.00)	3.11	1.49	(0.39)	1.61
Total from investment operations	(0.86)	3.33	1.74	0.05	1.91
Distributions from:
Net investment income	(0.11)	(—	)(C)	(0.27)	(0.49)	(0.33)
Realized capital gains	(10.49)	(0.11)	(1.41)	(1.79)	(2.28)
Total distributions	(10.60)	(0.11)	(1.68)	(2.28)	(2.61)
Net asset value at end of period	$7.28	$18.74	$15.52	$15.46	$17.69
Total return(B)	(8.05%)	21.50%	11.26%	0.19%	10.34%
Ratios and supplemental data:
Net assets at end of period (000's)	$124,796	$158,438	$149,238	$161,148	$198,524
Ratio to average net assets:
Net expenses	0.73%	0.71%	0.73%	0.72%	0.72%
Gross expenses	0.83%	0.71%	0.73%	0.72%	0.72%
Net investment income	0.77%	1.21%	1.58%	2.48	%(D)	1.57%
Portfolio turnover rate	10%	84%	6%	9%	13%

(A)	The net investment income per share was based on average shares outstanding for the period.

(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(C)	Less than $0.005 per share.

(D)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratio of net investment income by 0.47% for the fiscal year ended December 31, 2015.

See accompanying Notes to Financial Statements.

67

Financial Highlights (Continued)

Touchstone Focused Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2018		2017		2016		2015		2014
Net asset value at beginning of period	$18.88		$16.70		$17.95		$18.64		$18.81
Income (loss) from investment operations:
Net investment income (loss)	0.08		0.09		0.09		(0.01)		(0.08)
Net realized and unrealized gains (losses) on investments	(1.56)		2.19		2.31		0.37		2.49
Total from investment operations	(1.48)		2.28		2.40		0.36		2.41
Distributions from:
Net investment income	(0.09)		(0.10)		—		—		—
Realized capital gains	(0.40)		—		(3.65)		(1.05)		(2.58)
Total distributions	(0.49)		(0.10)		(3.65)		(1.05)		(2.58)
Net asset value at end of period	$16.91		$18.88		$16.70		$17.95		$18.64
Total return(A)	(7.97%)		13.64%		13.11%		1.97%		13.10%
Ratios and supplemental data:
Net assets at end of period (000's)	$51,060		$61,934		$62,227		$68,317		$25,178
Ratio to average net assets:
Net expenses			1.21	%(B)	1.21	%(B)	1.21%		1.23%
Gross expenses	1.21	%(B)	1.17%		1.17%		1.32%		1.33%
Net investment income (loss)	0.36%		0.40%		0.55%		(0.07%)		(0.43%)
Portfolio turnover rate	11%		12%		21%		286	%(C)	72%

Touchstone Large Cap Core Equity Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of period	$16.30	$13.72	$14.07	$14.90	$13.09
Income (loss) from investment operations:
Net investment income	0.12	0.09	0.08	0.18	0.18
Net realized and unrealized gains (losses) on investments	(1.16)	2.83	1.18	(0.77)	1.78
Total from investment operations	(1.04)	2.92	1.26	(0.59)	1.96
Distributions from:
Net investment income	(0.10)	(0.10)	(0.11)	(0.24)	(0.15)
Realized capital gains	(0.53)	(0.24)	(1.50)	—	—
Total distributions	(0.63)	(0.34)	(1.61)	(0.24)	(0.15)
Net asset value at end of period	$14.63	$16.30	$13.72	$14.07	$14.90
Total return(A)	(6.49%)	21.32%	8.84%	(4.01%)	14.93%
Ratios and supplemental data:
Net assets at end of period (000's)	$25,810	$33,965	$32,492	$29,894	$40,664
Ratio to average net assets:
Net expenses	1.06%	1.06%	1.06%	1.06%	1.04%
Gross expenses	1.16%	1.15%	1.17%	1.14%	1.16%
Net investment income	0.56%	0.52%	0.75%	0.73%	1.30%
Portfolio turnover rate	20%	12%	50%	111%	41%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(B)	Net expenses include amounts recouped by the Advisor.

(C)	Portfolio turnover excludes the purchases and sales of the Touchstone Baron Small Cap Growth Fund and Touchstone Third Avenue Value Fund acquired on December 7, 2015. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

68

Financial Highlights (Continued)

Touchstone Small Company Fund

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value at beginning of period	$15.73	$13.58	$12.14	$14.63	$16.32
Income (loss) from investment operations:	0.01	(A)	(0.02	)(A)	0.07	(A)
Net investment income (loss)	0.01	(0.01)
Net realized and unrealized gains (losses) on investments	(1.11)	2.57	2.44	(0.15)	1.03
Total from investment operations	(1.10)	2.56	2.45	(0.17)	1.10
Distributions from:
Net investment income	—	(0.01)	(0.01)	—	(0.08)
Realized capital gains	(1.94)	(0.40)	(1.00)	(2.32)	(2.71)
Total distributions	(1.94)	(0.41)	(1.01)	(2.32)	(2.79)
Net asset value at end of period	$12.69	$15.73	$13.58	$12.14	$14.63
Total return(B)	(7.98%)	19.12%	20.23%	(1.34%)	6.68%
Ratios and supplemental data:
Net assets at end of period (000's)	$57,884	$70,339	$67,102	$48,938	$57,935
Ratio to average net assets:
Net expenses	0.76%	0.76%	0.76%	0.78%	0.78%
Gross expenses	0.84%	0.76%	0.76%	0.78%	0.78%
Net investment income (loss)	0.05%	(0.06%)	0.08%	(0.10%)	0.45%
Portfolio turnover rate	68%	68%	68%	77%	72%

Touchstone Aggressive ETF Fund

Selected Data for a Share Outstanding Throughout Each Period

		Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of period	$16.83	$14.60	$13.73	$13.98	$13.28
Income (loss) from investment operations:
Net investment income	0.29	0.30	0.30	0.22	0.21
Net realized and unrealized gains (losses) on investments	(1.59)	2.22	0.79	(0.23)	0.78
Total from investment operations	(1.30)	2.52	1.09	(0.01)	0.99
Distributions from:
Net investment income	(0.29)	(0.29)	(0.22)	(0.24)	—
Realized capital gains	(0.49)	—	—	—	(0.29)
Total distributions	(0.78)	(0.29)	(0.22)	(0.24)	(0.29)
Net asset value at end of period	$14.75	$16.83	$14.60	$13.73	$13.98
Total return(B)	(7.84)%	17.29%	7.96%	(0.10%)	7.49%
Ratios and supplemental data:
Net assets at end of period (000's)	$16,894	$20,384	$19,514	$21,067	$24,099
Ratio to average net assets:
Net expenses(C)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses(C)	0.92%	0.90%	0.90%	0.87%	0.87%
Net investment income	1.60%	1.64%	1.80%	1.26%	1.42%
Portfolio turnover rate	21%	21%	109%	7%	12%

(A)	The net investment income per share was based on average shares outstanding for the period.

(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(C)	Ratio does not include expenses of the underlying funds.

See accompanying Notes to Financial Statements.

69

Financial Highlights (Continued)

Touchstone Conservative ETF Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of period	$11.74	$12.18	$11.84	$12.68	$12.61
Income (loss) from investment operations:
Net investment income	0.23	0.23	0.29	0.17	0.18
Net realized and unrealized gains (losses) on investments	(0.70)	0.99	0.37	(0.20)	0.48
Total from investment operations	(0.47)	1.22	0.66	(0.03)	0.66
Distributions from:
Net investment income	(0.21)	(0.26)	(0.19)	(0.19)	(0.15)
Realized capital gains	(0.19)	(1.40)	(0.13)	(0.62)	(0.44)
Total distributions	(0.40)	(1.66)	(0.32)	(0.81)	(0.59)
Net asset value at end of period	$10.87	$11.74	$12.18	$11.84	$12.68
Total return(A)	(4.02%)	10.06%	5.58%	(0.24%)	5.23%
Ratios and supplemental data:
Net assets at end of period (000's)	$17,044	$16,831	$17,456	$19,964	$23,389
Ratio to average net assets:
Net expenses(B)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses(B)	0.92%	0.93%	0.90%	0.87%	0.89%
Net investment income	2.05%	1.82%	1.78%	1.13%	1.20%
Portfolio turnover rate	38%	31%	109%	9%	13%

Touchstone Moderate ETF Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of period	$12.26	$13.10	$13.33	$15.49	$14.72
Income (loss) from investment operations:
Net investment income	0.26	0.21	0.28	0.21	0.31
Net realized and unrealized gains (losses) on investments	(0.99)	1.56	0.64	(0.24)	0.72
Total from investment operations	(0.73)	1.77	0.92	(0.03)	1.03
Distributions from:
Net investment income	(0.24)	(0.25)	(0.22)	(0.27)	(0.26)
Realized capital gains	(0.38)	(2.36)	(0.93)	(1.86)	—
Total distributions	(0.62)	(2.61)	(1.15)	(2.13)	(0.26)
Net asset value at end of period	$10.91	$12.26	$13.10	$13.33	$15.49
Total return(A)	(6.02%)	13.66%	6.85%	(0.18%)	6.96%
Ratios and supplemental data:
Net assets at end of period (000's)	$18,659	$23,454	$24,641	$27,923	$33,200
Ratio to average net assets:
Net expenses(B)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses(B)	0.87%	0.84%	0.82%	0.80%	0.79%
Net investment income	1.80%	1.72%	1.83%	1.30%	1.41%
Portfolio turnover rate	20%	21%	98%	9%	11%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(B)	Ratio does not include expenses of the underlying funds.

See accompanying Notes to Financial Statements.

70

Notes to Financial Statements

December 31, 2018

1. Organization

The Touchstone Variable Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 7, 1994. The Trust consists of the following ten funds (individually, a “Fund”, and collectively, the “Funds”):

Touchstone Active Bond Fund (“Active Bond Fund”)

Touchstone Balanced Fund (“Balanced Fund”)

Touchstone Bond Fund (“Bond Fund”)

Touchstone Common Stock Fund (“Common Stock Fund”)

Touchstone Focused Fund (“Focused Fund”)

Touchstone Large Cap Core Equity Fund (“Large Cap Core Equity Fund”)

Touchstone Small Company Fund (“Small Company Fund”)

Touchstone Aggressive ETF Fund (“Aggressive ETF Fund”)

Touchstone Conservative ETF Fund (“Conservative ETF Fund”)

Touchstone Moderate ETF Fund (“Moderate ETF Fund”)

Each Fund is diversified with the exception of the Common Stock Fund, Focused Fund and the Large Cap Core Equity Fund which are non-diversified.

The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. Shares of beneficial interest of each Fund are available as a funding vehicle for the separate accounts of life insurance companies issuing variable annuity and variable life insurance policies. As of December 31, 2018, a majority of the outstanding shares of the Active Bond Fund, Focused Fund, Large Cap Core Equity Fund, Aggressive ETF Fund, Conservative ETF Fund and Moderate ETF Fund were issued to separate accounts of Western-Southern Life Assurance Company, The Western & Southern Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company, and Columbus Life Insurance Company, which are all part of Western & Southern Financial Group, Inc. (“Western & Southern”), and certain supplemental executive retirement plans sponsored by Western & Southern and its affiliates.

All Funds offer a single class of shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the class of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Regulatory Updates — In August 2018, the Securities and Exchange Commission (the “SEC”) released its Final Rules that eliminated or amended disclosure requirements in the financial statements that were redundant or outdated in light of changes in SEC requirements or U.S. generally accepted accounting principles (“U.S. GAAP”). The Final Rules were effective November 5, 2018. Management has evaluated the SEC Final Rules and is complying with the amendments in the current financial statements.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement, which amends and eliminates certain disclosure requirements for fair value as part of its framework project. The ASU is effective for annual and interim periods beginning after December

71

Notes to Financial Statements (Continued)

15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Funds have adopted the removal of applicable disclosures.

Security valuation and fair value measurements — U.S. GAAP define fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods.

These inputs are summarized in the three broad levels listed below:

•	Level 1 –	quoted prices in active markets for identical securities
•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of December 31, 2018, for each Fund’s investments, is included in the Funds’ Portfolio of Investments, which also includes a breakdown of the Funds’ investments by portfolio or sector allocation. The Funds did not hold or transfer any Level 3 categorized securities during the year ended December 31, 2018.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

During the year ended December 31, 2018, there were no material changes to the valuation policies and techniques.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time or at the times as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds and are categorized in Level 1.

Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Debt securities with remaining maturities

72

Notes to Financial Statements (Continued)

of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if a Fund sold the investment.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV.

The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.

•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.
•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•	If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds’ Board of Trustees and are generally categorized in Level 3.

Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.

Futures Contracts — The Active Bond Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. In order to avoid leveraging and related risks, when the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise “cover” its position in a manner consistent with the 1940 Act, or the rules of the Securities and Exchange Commission (the “SEC”) or interpretations thereunder. Collateral equal to the current fair value of the futures position will be determined on a daily basis.

73

Notes to Financial Statements (Continued)

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

As of December 31, 2018, the Active Bond Fund held futures contracts as shown in the Portfolio of Investments and pledged cash in the amount of $18,889 as collateral to cover open futures contracts.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative under performance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Derivative instruments and hedging activities — The Active Bond Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

When entering into a derivative transaction, the Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in

74

Notes to Financial Statements (Continued)

excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).

For financial reporting purposes, the Active Bond Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

As of December 31, 2018, the Active Bond Fund’s assets and liabilities that were subject to a MNA on a gross basis were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures Contracts	$84,911	$98,331

The following table presents the Active Bond Fund’s assets and liabilities net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2018:

Gross
		Amount of	Gross Amount Available	Non-Cash	Cash
		Recognized	for Offset in Statement of	Collateral	Collateral	Net
Counterparty	Derivative Type	Assets	Assets and Liabilities	Received	Received	Amount(A)
Wells Fargo	Futures Contracts	$84,911	$(84,911)	$—	$—	$—

Gross
		Amount of	Gross Amount Available	Non-Cash	Cash
		Recognized	for Offset in Statement of	Collateral	Collateral	Net
Counterparty	Derivative Type	Liabilities	Assets and Liabilities	Pledged	Pledged	Amount(B)
Wells Fargo	Futures Contracts	$98,331	$(84,911)	$—	$(13,420)	$—

(A)	Net amount represents the net amount receivable from the counterparty in the event of default.

(B)	Net amount represents the net amount payable due to the counterparty in the event of default.

The following table sets forth the fair value of the Active Bond Fund’s derivative financial instruments by primary risk exposure as of December 31, 2018:

Fair Value of Derivative Investments As of December 31, 2018
	Derivatives not accounted for as hedging	Asset	Liability
Fund	instruments under ASC 815	Derivatives	Derivatives
Active Bond Fund	Futures - Interest Rate Contracts*	$84,911	$98,331

*	Statements of Assets and Liabilities Location: Payable for variation margin for futures contracts. Only current day’s variation margin is reported within the payables/receivable of the Statement of Assets and Liabilities. Includes cumulative appreciation/(depreciation) of futures contracts as reported on the Portfolio of Investments.

75

Notes to Financial Statements (Continued)

The following table sets forth the effect of the Active Bond Fund’s derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended December 31, 2018:

The Effect of Derivative Investments on the Statements of Operations for the Year Ended December 31, 2018
Change in
Unrealized
		Realized Gain	Appreciation
	Derivatives not accounted for as hedging	(Loss)	(Depreciation)
Fund	instruments under ASC 815	on Derivatives	on Derivatives
Active Bond Fund	Futures - Interest Rate Contracts*	$(110,728)	$(6,334)

*	Statements of Operations Location: Net realized losses on futures contracts and net change in unrealized appreciation (depreciation) on futures contracts.

For the year ended December 31, 2018, the average quarterly notional value of outstanding derivative financial instruments was as follows:

Active Bond
Fund
Interest rate contracts:
Futures - Notional value	$5,518,588

Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.

As of December 31, 2018, the following Funds loaned securities and received collateral as follows:

		Market	Market
		Value of	Value of
		Securities	Collateral	Net
Fund	Security Type	Loaned*	Received**	Amount***
Aggressive ETF Fund	Exchange-Traded Funds	$2,161,752	$2,189,455	$27,703
Conservative ETF Fund	Exchange-Traded Funds	2,110,233	2,146,729	36,496
Moderate ETF Fund	Exchange-Traded Funds	2,426,833	2,464,847	38,014

*	The remaining contractual maturity is overnight for all securities.

**	Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.

***	Net amount represents the net amount payable due to the borrower in the event of default.

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on

76

Notes to Financial Statements (Continued)

the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.

When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of a Fund’s assets, less liabilities, by its number of outstanding shares.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund declares and distributes net investment income, if any, annually, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income from investments in underlying funds is affected by the timing of dividend declarations by the underlying funds.

Allocations — Expenses not directly billed to a Fund are allocated proportionally among all the Funds in the Trust, and, if applicable, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust and Touchstone Strategic Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

77

Notes to Financial Statements (Continued)

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended December 31, 2018:

	Active Bond	Balanced	Bond	Common Stock
	Fund	Fund	Fund	Fund
Purchases of investment securities	$17,937,832	$2,219,368	$25,818,346	$14,952,396
Proceeds from sales and maturities	$10,380,608	$1,425,080	$15,470,242	$33,049,520

		Large Cap	Small
	Focused	Core Equity	Company	Aggressive
	Fund	Fund	Fund	ETF Fund
Purchases of investment securities	$6,544,660	$6,127,447	$44,661,779	$3,996,785
Proceeds from sales and maturities	$13,196,119	$12,116,264	$52,801,918	$5,587,325

	Conservative	Moderate
	ETF Fund	ETF Fund
Purchases of investment securities	$8,401,157	$4,344,638
Proceeds from sales and maturities	$6,980,391	$7,249,766

For the year ended December 31, 2018, purchases and proceeds from sales and maturities in U.S. Government Securities were $167,876,963 and $172,839,641, respectively, for the Active Bond Fund, $21,814,995 and $22,875,448, respectively, for the Balanced Fund, and $158,555,602 and $167,913,347, respectively, for the Bond Fund.

4. Transactions with Affiliates and Other Related Parties

Certain officers of theTrust are also officers of Touchstone Advisors, Inc. (the “Advisor”),Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon, the Sub-Administrator to the Funds, and BNY Mellon Investment Servicing (U.S.) Inc., the Transfer Agent to the Funds (collectively referenced to herein as “BNY Mellon”). Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned subsidiaries of Western & Southern.

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $145,460 for the year ended December 31, 2018.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

Active Bond Fund	0.40% on the first $300 million
0.35% on such assets over $300 million
Balanced Fund	0.55% on all assets
Bond Fund	0.40% on all assets

78

Notes to Financial Statements (Continued)

Common Stock Fund	0.50% on the first $200 million
Small Company Fund	0.45% on the next $300 million
0.40% on such assets over $500 million
Focused Fund	0.70% on the first $100 million
0.65% on the next $400 million
0.60% on such assets over $500 million
Large Cap Core Equity Fund	0.65% on the first $100 million
0.60% on the next $100 million
0.55% on the next $100 million
0.50% on such assets over $300 million
Aggressive ETF Fund	0.25% on the first $50 million
Conservative ETF Fund	0.23% on the next $50 million
Moderate ETF Fund	0.20% on such assets over $100 million

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

Fort Washington Investment Advisors, Inc.*	Wilshire Associates Incorporated
Active Bond Fund	Aggressive ETF Fund
Balanced Fund	Conservative ETF Fund
Bond Fund	Moderate ETF Fund
Common Stock Fund
Focused Fund
Small Company Fund
The London Company
Large Cap Core Equity Fund

*	Affiliate of the Advisor and wholly-owned subsidiary of Western & Southern.

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity provider; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:

Fund
Active Bond Fund	0.97%
Balanced Fund	0.85%
Bond Fund	0.67%
Common Stock Fund	0.73%
Focused Fund	1.21%
Large Cap Core Equity Fund	1.06%
Small Company Fund	0.76%
Aggressive ETF Fund	0.75%
Conservative ETF Fund	0.75%
Moderate ETF Fund	0.75%

79

Notes to Financial Statements (Continued)

These expense limitations will remain in effect for all Funds through at least April 29, 2019, except for the Balanced Fund, Bond Fund, Common Stock Fund and Small Company Fund, which will remain in effect through at least October 26, 2019.

During the year ended December 31, 2018, the Advisor or its affiliates waived investment advisory fees, administration fees or shareholder servicing fees of the Funds as follows:

	Investment	Administration	Shareholder
	Advisory	Fees	Servicing
Fund	Fees Waived	Waived	Fees Waived	Total
Balanced Fund	$27,305	$25,392	$—	$52,697
Bond Fund	26,111	64,272	—	90,383
Common Stock Fund	—	142,925	—	142,925
Large Cap Core Equity Fund	—	30,376	—	30,376
Small Company Fund	—	57,315	—	57,315
Aggressive ETF Fund	—	28,074	4,317	32,391
Conservative ETF Fund	—	27,608	5,324	32,932
Moderate ETF Fund	—	25,559	—	25,559

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Funds. A Fund will make repayments to the Advisor only if such repayment does not cause the Fund’s operating expenses (after the repayment is taken into account) to exceed the Fund’s expense limit in place when such amounts were waived or reimbursed by the Advisor and the Fund’s current expense limitation.

As of December 31, 2018, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expires on or	Expires on or	Expires on or
	before	before	before
	December 31,	December 31,	December 31,
Fund	2019	2020	2021	Total
Balanced Fund	$—	$21,573	$52,697	$74,270
Bond Fund	—	13,965	90,383	104,348
Common Stock Fund	—	—	142,925	142,925
Large Cap Core Equity Fund	30,423	30,024	30,376	90,823
Small Company Fund	—	538	57,315	57,853
Aggressive ETF Fund	28,847	29,081	28,074	86,002
Conservative ETF Fund	30,025	26,021	27,608	83,654
Moderate ETF Fund	16,916	22,530	25,559	65,005

For the year ended December 31, 2018, the Advisor recouped previously waived fees or reimbursed expenses from the Focused Fund of $7,629.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the SEC and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

80

Notes to Financial Statements (Continued)

For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;

0.11% on the next $10 billion of aggregate average daily net assets;

0.09% on the next $10 billion of aggregate average daily net assets; and

0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to theTrust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.

PLANS OF DISTRIBUTION

The Trust has adopted a Shareholder Services Plan under which shares of each Fund, except for the Balanced Fund, Bond Fund, Common Stock Fund and Small Company Fund, may directly or indirectly bear expenses for shareholder services provided. Each Fund will incur or reimburse expenses for shareholder services at an annual rate not to exceed 0.25% of the average daily net assets.

UNDERWRITING AGREEMENT

The Underwriter acts as exclusive agent for the distribution of the Funds’ shares. The Underwriter receives no compensation under this agreement.

INTERFUND TRANSACTIONS

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. During the year ended December 31, 2018, the Funds did not engage in any Rule 17a-7 transactions.

5. Liquidity

Interfund Lending —Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending

81

Notes to Financial Statements (Continued)

program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.

During the year ended December 31, 2018, the program was not utilized.

6. Federal Tax Information

Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

The tax character of distributions paid for the years ended December 31, 2018 and 2017 is as follows:

	Active Bond		Balanced		Bond
	Fund		Fund		Fund
	2018	2017	2018	2017	2018	2017
From ordinary income	$1,215,721	$1,484,379	$249,571	$—	$1,019,953	$—
From long-term capital gains	—	—	4,676,219	—	—	—
Total distributions	$1,215,721	$1,484,379	$4,925,790	$—	$1,019,953	$—

	Common Stock		Focused		Large Cap
	Fund		Fund		Core Equity Fund
	2018	2017	2018	2017	2018	2017
From ordinary income	$3,054,826	$17,544	$272,621	$319,068	$258,518	$215,126
From long-term capital gains	75,197,635	944,237	1,171,019	—	816,940	490,437
Total distributions	$78,252,461	$961,781	$1,443,640	$319,068	$1,075,458	$705,563

	Small		Aggressive		Conservative		Moderate
	Company Fund		ETF Fund		ETF Fund		ETF Fund
	2018	2017	2018	2017	2018	2017	2018	2017
From ordinary income	$1,581,187	$193,590	$583,667	$351,189	$565,936	$492,618	$709,444	$608,441
From long-term capital gains	6,172,117	1,648,040	272,818	—	46,367	1,630,306	320,335	3,580,320
Total distributions	$7,753,304	$1,841,630	$856,485	$351,189	$612,303	$2,122,924	$1,029,779	$4,188,761

The following information is computed on a tax basis for each item as of December 31, 2018:

		Balanced	Bond
	Active Bond Fund	Fund	Fund
Tax cost of portfolio investments	$55,949,028	$15,460,113	$42,585,121
Gross unrealized appreciation on investments	338,658	1,707,355	68,527
Gross unrealized depreciation on investments	(1,067,229)	(1,191,186)	(1,016,170)
Net unrealized appreciation (depreciation) on investments	(728,571)	516,169	(947,643)
Net unrealized appreciation (depreciation) on derivatives and foreign currency transactions	220	—	—
Undistributed ordinary income	1,435,298	229,302	1,256,747
Undistributed long-term capital gains	—	2,213	—
Capital loss carryforwards	(2,362,180)	—	(3,738,542)
Other temporary differences	(14,364)	—
Distributable earnings (deficit)	$(1,669,597)	$747,684	$(3,429,438)

82

Notes to Financial Statements (Continued)

	Common Stock	Focused	Large Cap
	Fund	Fund	Core Equity Fund
Tax cost of portfolio investments	$115,077,105	$44,583,635	$23,224,566
Gross unrealized appreciation on investments	21,585,938	10,827,286	3,755,033
Gross unrealized depreciation on investments	(11,823,821)	(4,276,853)	(1,128,046)
Net unrealized appreciation (depreciation) on investments	9,762,117	6,550,433	2,626,987
Net unrealized appreciation (depreciation) on foreign
currency	—	(205)	—
Undistributed ordinary income	2,958,913	214,618	210,592
Undistributed long-term capital gains	589,219	1,597,671	2,395,300
Distributable earnings (deficit)	$13,310,249	$8,362,517	$5,232,879

	Small Company	Aggressive	Conservative	Moderate
	Fund	ETF Fund	ETF Fund	ETF Fund
Tax cost of portfolio investments	$54,105,954	$18,726,810	$18,871,702	$21,012,160
Gross unrealized appreciation on investments	7,640,557	878,731	648,500	731,188
Gross unrealized depreciation on investments	(3,631,311)	(474,911)	(271,083)	(561,559)
Net unrealized appreciation (depreciation) on investments	4,009,246	403,820	377,417	169,629
Undistributed ordinary income	749,335	310,116	407,801	395,726
Undistributed long-term capital gains	6,265,967	1,015,543	61,879	948,853
Distributable earnings (deficit)	$11,024,548	$1,729,479	$847,097	$1,514,208

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals and non-taxable distributions from corporate stock.

As of December 31, 2018, the Funds had the following capital loss carryforwards for federal income tax purposes:

	No	No
	Expiration	Expiration
	Short Term	Long Term	Total
Active Bond Fund	631,131	$1,731,049	$2,362,180
Bond Fund	1,499,349	2,239,193	3,738,542

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2018, the Funds did not elect to defer any losses.

The Funds have analyzed their tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended December 31, 2015 through 2018) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Funds. For the year ended December 31, 2018, there were no reclassifications between paid in capital and distributable earnings for the Funds.

7. Commitments and Contingencies

The Funds indemnify theTrust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that

83

Notes to Financial Statements (Continued)

contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

8. Principal Risks

Risks Associated with Foreign Investments — Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

Risks Associated with Sector Concentration — Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility in the Funds’ NAVs and magnified effect on the total return.

Risks Associated with Credit — An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.

Risks Associated with Interest Rate Changes — The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.

Please see the Funds’ prospectus for a complete discussion of these and other risks.

9. Reorganizations

The shareholders of the former series of Sentinel Variable Products Trust (each a “Reorganizing Fund”) approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of each Reorganizing Fund to the corresponding Touchstone Fund as noted below. The Balanced Fund, Bond Fund, Common Stock Fund and Small Company Fund, each a new series of the Trust, assumed the financial and performance history of the respective Reorganizing Fund. The tax-free mergers took place on October 27, 2017.

84

Notes to Financial Statements (Continued)

			Shares
Reorganizing Funds	Touchstone Funds	Net Assets	Outstanding
Sentinel Variable Products Balanced Fund	Balanced Fund	$17,335,447	1,196,835
Sentinel Variable Products Bond Fund	Bond Fund	47,002,432	4,927,906
Sentinel Variable Products Common Stock Fund	Common Stock Fund	157,774,597	8,668,827
Sentinel Variable Products Small Company Fund	Small Company Fund	68,759,207	4,596,838

10. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on February 12, 2019, the Board approved the reorganization of the Active Bond Fund into the Bond Fund, subject to shareholder approval. The reorganization, if approved, is expected to be completed on or about July 12, 2019.

The Board also approved the reorganization of the Large Cap Core Equity Fund and the Focused Fund into the Common Stock Fund, subject to shareholder approval. The reorganization, if approved, is expected to be completed on or about July 12, 2019.

There were no other subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

85

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Touchstone Variable Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Touchstone Variable Series Trust (the “Trust”) (comprising the Touchstone Active Bond Fund, Touchstone Balanced Fund, Touchstone Bond Fund, Touchstone Common Stock Fund, Touchstone Focused Fund, Touchstone Large Cap Core Equity Fund, Touchstone Small Company Fund,Touchstone Aggressive ETF Fund, Touchstone Conservative ETF Fund and Touchstone Moderate ETF Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of December 31, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Touchstone Variable Series Trust at December 31, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Statements of
Funds comprising the Touchstone	Statement of	changed in net	Financial
Variable Series Trust	Operations	assets	Highlights
Touchstone Active Bond Fund	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For each of the five years in the period ended December 31, 2018
Touchstone Focused Fund
Touchstone Large Cap Core Equity
Fund
Touchstone Aggressive ETF Fund
Touchstone Conservative ETF Fund
Touchstone Moderate ETF Fund
Touchstone Balanced Fund	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Touchstone Bond Fund
Touchstone Common Stock Fund
Touchstone Small Company Fund

The financial highlights of Touchstone Balanced Fund, Touchstone Bond Fund, Touchstone Common Stock Fund and Touchstone Small Company Fund for each of the three years in the period ended December 31, 2016 were audited by other auditors, whose report dated February 16, 2017 expressed an unqualified opinion on those financial highlights.

86

Report of Independent Registered Public Accounting Firm (Continued)

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.

Cincinnati, Ohio

February 19, 2019

87

Other Items (Unaudited)

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the fiscal year ended December 31, 2018 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.

Balanced Fund	50.23%
Common Stock Fund	51.89%
Focused Fund	100.00%
Large Cap Core Equity Fund	100.00%
Small Company Fund	25.62%

For the fiscal year ended December 31, 2018, the Funds designated long-term capital gains as follows:

Balanced Fund	$4,676,219
Common Stock Fund	$75,197,635
Focused Fund	$1,598,247
Large Cap Core Equity Fund	$2,395,806
Small Company Fund	$6,266,337
Aggressive ETF Fund	$1,015,984
Conservative ETF Fund	$61,891
Moderate ETF Fund	$949,352

Proxy Voting Guidelines and Proxy Voting Records

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the Commission) website at sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. Effective March 2019, this information will be filed on Form N-PORT and will be publicly available 60 days after the end of the period. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 through December 31, 2018).

Actual Expenses

The first line of the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600

88

Other Items (Unaudited) (Continued)

account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the six months ended December 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Expenses
	Net Expense	Beginning	Ending	Paid During
	Ratio	Account	Account	the Six Months
	Annualized	Value	Value	Ended
	December 31,	July 1,	December 31,	December 31,
	2018	2018	2018	2018*
Touchstone Active Bond Fund
Actual	0.80%	$1,000.00	$1,003.70	$4.04
Hypothetical	0.80%	$1,000.00	$1,021.17	$4.08

Touchstone Balanced Fund
Actual	0.85%	$1,000.00	$938.10	$4.15
Hypothetical	0.85%	$1,000.00	$1,020.92	$4.33

Touchstone Bond Fund
Actual	0.67%	$1,000.00	$1,005.30	$3.39
Hypothetical	0.67%	$1,000.00	$1,021.83	$3.41

Touchstone Common Stock Fund
Actual	0.73%	$1,000.00	$908.40	$3.51
Hypothetical	0.73%	$1,000.00	$1,021.53	$3.72

Touchstone Focused Fund
Actual	1.21%	$1,000.00	$904.50	$5.81
Hypothetical	1.21%	$1,000.00	$1,019.11	$6.16

Touchstone Large Cap Core Equity Fund
Actual	1.06%	$1,000.00	$944.90	$5.20
Hypothetical	1.06%	$1,000.00	$1,019.86	$5.40

Touchstone Small Company Fund
Actual	0.76%	$1,000.00	$865.20	$3.57
Hypothetical	0.76%	$1,000.00	$1,021.37	$3.87

Touchstone Aggressive ETF Fund**
Actual	0.75%	$1,000.00	$921.60	$3.63
Hypothetical	0.75%	$1,000.00	$1,021.42	$3.82

89

Other Items (Unaudited) (Continued)

				Expenses
	Net Expense	Beginning	Ending	Paid During
	Ratio	Account	Account	the Six Months
	Annualized	Value	Value	Ended
	December 31,	July 1,	December 31,	December 31,
	2018	2018	2018	2018*
Touchstone Conservative ETF Fund**
Actual	0.75%	$1,000.00	$965.50	$3.72
Hypothetical	0.75%	$1,000.00	$1,021.42	$3.82

Touchstone Moderate ETF Fund**
Actual	0.75%	$1,000.00	$942.90	$3.67
Hypothetical	0.75%	$1,000.00	$1,021.42	$3.82

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

**	The annualized expense ratio for the Fund does not include fees and expenses of the underlying funds in which the Fund invests.

Advisory and Sub-Advisory Agreement Approval Disclosure

At a meeting held on November 15, 2018, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Variable Series Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of the Sub-Advisory Agreement between the Advisor and each Fund’s respective Sub-Advisor.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and total expense ratios of comparable funds; (2) comparative performance information; (3) the Advisor’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor’s and Sub-Advisors’ personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.

In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor’s compensation and profitability; (3) a comparison of fees and performance with comparable funds; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor’s compliance policies and procedures. The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Funds’ other service providers, was also considered. The

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Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.

The Board discussed the Advisor’s effectiveness in monitoring the performance of each Sub-Advisor, including the one that was an affiliate of the Advisor, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring each of the Sub-Advisors, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor conducts periodic compliance due diligence of each Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the applicable Fund(s). The Board noted that the Advisor’s compliance monitoring processes also include quarterly reviews of compliance certifications, and that any issues arising from such reports and the Advisor’s compliance visits to the Sub-Advisors are reported to the Board.

The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

Advisor’s Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates (including the Sub-Advisor to certain of the Funds) and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor’s relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor’s business as a whole. The Board noted that the Advisor had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit certain Funds’ net operating expenses. The Board also noted that the Advisor pays the Sub-Advisors’ sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor’s relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds. The Board also considered that affiliates of the Advisor may benefit from certain indirect tax benefits, including those relating to dividend received deductions.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month and thirty-seventh periods ended September 30, 2018 and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.

The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Advisor had waived a portion of the fees and/or reimbursed expenses of certain Funds in order to reduce those Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the

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Advisor. In reviewing the respective total expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Touchstone Active Bond Fund. The Fund’s advisory fee and total expense ratio were below the median and above the median, respectively, of its peer group. The Board took into account management’s discussion of the Fund’s expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund’s performance for the six- and twelve-month periods ended September 30, 2018 was in the 5th quintile of its peer group, while the Fund’s performance for the thirty-six-month period ended September 30, 2018 was in the 2nd quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, including both its recent and long-term performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Balanced Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six-, twelve- and thirty-six-month periods ended September 30, 2018 was in the 2nd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Bond Fund The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six- and twelve-month periods ended September 30, 2018 was in the 4th quintile of its peer group, while the Fund’s performance for the thirty-six-month period ended September 30, 2018 was in the 5th quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, including both its recent and long-term performance. The Board also took into account that the Fund’s portfolio management team and investment process changed in October 2017. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Common Stock Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six- and twelve-month periods ended September 30, 2018 was in the 4th quintile of its peer group, while the Fund’s performance for the thirty-six-month period ended September 30, 2018 was in the 3rd quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, including both its recent and long-term performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

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Touchstone Focused Fund. The Fund’s advisory fee and total expense ratio were above the median of its peer group. The Fund’s performance for the six-, twelve- and thirty-six-month periods ended September 30, 2018 was in the 5th quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, including both its recent and long-term performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Large Cap Core Equity Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six- and thirty-six-month periods ended September 30, 2018 was in the 4th quintile of its peer group, while the Fund’s performance for the twelve-month period ended September 30, 2018 was in the 3rd quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, including both its recent and long-term performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Small Company Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six- and twelve-month periods ended September 30, 2018 was in the 3rd quintile of its peer group, while the Fund’s performance for the thirty-six-month period ended September 30, 2018 was in the 2nd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Aggressive ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six-, twelve- and thirty-six-month periods ended September 30, 2018 was in the 3rd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Conservative ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six-, twelve- and thirty-six-month periods ended September 30, 2018 was in the 3rd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Moderate ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or

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expenses. The Fund’s performance for the six-, twelve- and thirty-six-month periods ended September 30, 2018 was in the 4th quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, including both its recent and long-term performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedules for all but two of the Funds contain breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the respective Fund’s assets increased and considered the necessity of adding breakpoints with respect to each Fund that did not currently have such breakpoints in its advisory fee schedule. The Board determined that adding breakpoints at specified levels to the advisory fee schedules of the Funds that currently did not have such breakpoints was not appropriate at that time. The Board also noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.

Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the Advisor and the other factors considered. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In approving the applicable Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor’s compensation; (3) a comparison of the sub-advisory fee and performance with comparable funds; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted the affiliation of the Sub-Advisor to certain of the Funds with the Advisor, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible form an aging the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor’s brokerage practices.

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Sub-Advisor’s Compensation, Profitability and Economies of Scale. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor’s relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted the undertaking of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and in addition, with respect to the unaffiliated Sub-Advisors, are negotiated at arm’s length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor’s management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for all but two of the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor out of the advisory fee it receives from the respective Fund. The Board also compared the sub-advisory fees paid by the Advisor to fees charged by each Sub-Advisor to manage comparable institutional separate accounts, as applicable. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the unaffiliated Sub-Advisors at arm’s length. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:

Touchstone Active Bond Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Balanced Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Bond Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Common Stock Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Focused Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Large Cap Core Equity Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Small Company Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

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Touchstone Aggressive ETF Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Conservative ETF Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Moderate ETF Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

As noted above, the Board considered each Fund’s performance during the six-month, twelve-month and thirty-six-month periods ended September 30, 2018 as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Advisor. The Board was mindful of the Advisor’s ongoing monitoring of each Sub-Advisor’s performance and the measures undertaken by the Advisor to address any underperformance.

Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each applicable Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage each Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; (d) each Fund’s sub-advisory fee is reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered; and (e) the Sub-Advisor’s investment strategies are appropriate for pursuing the investment goals of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each applicable Fund was in the best interests of the Fund and its shareholders.

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Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about theTrustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.

Interested Trustee1:

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	48	IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors, Inc.(the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Cincinnati Analysts, Inc. from 2012 to the present; Columbus Life Insurance Co. from 2016 to the present; The Lafayette Life Insurance Co. from 2016 to the present; Taft Museum of Art from 2007 to the present; YWCA of Greater Cincinnati from 2012 to the present; and LL Global, Inc. from 2016 to the present.
Independent Trustees:
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	48	Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	48	None.

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Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 11 00 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired; formerly Financial Analyst for Impact 100 (charitable organization) from November 2012 to 2013.	48	Trustee of Diocese of Southern Ohio from 2014 to the present; and Trustee of Cincinnati Parks Foundation from 2000 to 2016.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a private multinational holding company) from 2004 to the present.	48	Director of SaverSystems, Inc. from 2015 to the present; Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; and Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present.
Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	48	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to 2015; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; Al Neyer Inc. (a construction company) from 2013 to the present; and BASCO Shower Door from 2010 to the present.

[1]	Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

[2]	As of December 31, 2018, the Touchstone Fund Complex consists of 10 variable annuity series of the Trust, 15 series of Touchstone Funds Group Trust, 22 series of Touchstone Strategic Trust, and 1 series of Touchstone Institutional Funds Trust.

[3]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Strategic Trust.

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Management of the Trust (Unaudited) (Continued)

The following is a list of the Principal Officers of the Trust, the length of time served, and principal occupations for the past five years.

Principal Officers:

Term of
Name	Position(s)	Office and
Address	Held with	Length of	Principal Occupation(s)
Year of Birth	Trust[1]	Time Served	During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006.	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.; Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013).
Terrie A.Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer, and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Meredyth A. Whitford Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Counsel - Securities/Mutual Funds of Western & Southern Financial Group (2015 to present); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).

[1]	Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Strategic Trust.

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PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

*	Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

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Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Variable Series Trust totaled $168,000 and $158,500 for the fiscal years ending December 31, 2018 and December 31, 2017, respectively, including fees associated with the annual audits and filings of Form N1A and Form N-CEN.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $10,500 and $7,092 for the fiscal years ended December 31, 2018 and December 31, 2017, respectively. The fees for 2018 relate to additional audit procedures and review of predecessor auditor work papers. The fees for 2017 relate to the review of the Form N-14 filings for the funds.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $32,900 and $31,630 for the fiscal years ended December 31, 2018 and December 31, 2017, respectively. The fees relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $1,493 and $476 for the fiscal years ended December 31, 2018 and December 31, 2017, respectively. The fees relate to the PFIC Analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All services described in paragraphs (c) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Variable Series Trust and certain entities*, totaled approximately $849,416 and $39,198 for the fiscal years ended December 31, 2018 and December 31, 2017, respectively.

* These include the advisors (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Variable Series Trust

By (Signature and Title)* /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date February 25, 2019

By (Signature and Title)* /s/ Terrie A. Wiedenheft

Terrie A. Wiedenheft, Controller and Treasurer

(principal financial officer)

Date February 25, 2019

* Print the name and title of each signing officer under his or her signature.